COMMERCIAL OFFICE LEASE

                                       BETWEEN





                    USAA INCOME PROPERTIES III LIMITED PARTNERSHIP




                                     AS LANDLORD


                                         AND


                                    COMPUMED, INC.


                                      AS TENANT









                              DATED:    AUGUST 30, 1996

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

     ARTICLE I
          BASIC LEASE PROVISIONS . . . . . . . . . . . . . . . . . . . . . .   1

     ARTICLE II
          THE PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

     ARTICLE III
          TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

     ARTICLE IV
          RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

     ARTICLE V
          SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . .   5

     ARTICLE VI
          OPERATING EXPENSES . . . . . . . . . . . . . . . . . . . . . . . .   6

     ARTICLE VII
          IMPOSITIONS RENTAL . . . . . . . . . . . . . . . . . . . . . . . .  10

     ARTICLE VIII
          PARKING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

     ARTICLE IX
          USE AND REQUIREMENTS OF LAW  . . . . . . . . . . . . . . . . . . .  12

     ARTICLE X
          ASSIGNMENT AND SUBLETTING  . . . . . . . . . . . . . . . . . . . .  13

     ARTICLE XI
          MAINTENANCE AND REPAIR . . . . . . . . . . . . . . . . . . . . . .  16

     ARTICLE XII
          INITIAL CONSTRUCTION; ALTERATIONS  . . . . . . . . . . . . . . . .  17

     ARTICLE XIII
          SIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

     ARTICLE XIV
          TENANT'S EQUIPMENT AND PROPERTY  . . . . . . . . . . . . . . . . .  19

     ARTICLE XV
          RIGHT OF ENTRY . . . . . . . . . . . . . . . . . . . . . . . . . .  20

     ARTICLE XVI
          INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

     ARTICLE XVII
          LANDLORD SERVICES AND UTILITIES  . . . . . . . . . . . . . . . . .  22

     ARTICLE XVIII
          LIABILITY OF LANDLORD  . . . . . . . . . . . . . . . . . . . . . .  24

     ARTICLE XIX
          RULES AND REGULATIONS  . . . . . . . . . . . . . . . . . . . . . .  24

     ARTICLE XX
          DAMAGE; CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . .  25

     ARTICLE XXI
          DEFAULT OF TENANT  . . . . . . . . . . . . . . . . . . . . . . . .  26

     ARTICLE XXII
          MORTGAGES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

     ARTICLE XXIII
          SURRENDER; HOLDING OVER  . . . . . . . . . . . . . . . . . . . . .  29

     ARTICLE XXIV
          QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . .  29

     ARTICLE XXV
          MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . .  30

     ARTICLE XXVI
          OPTION TO RENEW  . . . . . . . . . . . . . . . . . . . . . . . . .  34



                                   LIST OF EXHIBITS
                                ---------------------

     Exhibit A-1    Plan Showing Premises
     Exhibit A-2    Legal Description of Land
     Exhibit B-1    (Intentionally Deleted)
     Exhibit B-2    (Intentionally Deleted)
     Exhibit C      Rules and Regulations
     Exhibit D      Secretary's Certificate
     Exhibit E      Agreement of Subordination, Non-Disturbance and Attornment
     Exhibit F      Space Plan

                               COMMERCIAL OFFICE LEASE
                              --------------------------

          THIS COMMERCIAL OFFICE LEASE (hereinafter the "Lease") is made as of the 30 day of August, 1996 ("Date of Lease"), by and between USAA INCOME PROPERTIES III LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and COMPUMED, INC., a Delaware corporation ("Tenant").

          Landlord and Tenant, intending legally to be bound, agree as set forth below.

                                      ARTICLE I
                                BASIC LEASE PROVISIONS

          In addition to the terms which are defined elsewhere in this Lease, the following defined terms are used in this Lease:

          1.1  Building.  The building located at the address
               --------
     indicated below which is on the Land (as hereinafter defined), and all alterations, additions, improvements, restorations or replacements now or hereafter made thereto.

          1.2  Building Address:   1230 Rosecrans Avenue
               ----------------    Manhattan Beach, California 90266

          1.3  Premises.  Rentable 16,440 Square Feet (as hereinafter
               --------
     defined) known as Suite 110 and located on the first floor of the Building as outlined on EXHIBIT A-1 attached hereto and made a
                    -----------
     part hereof.

          1.4  Land.  The piece or parcel of land which comprises the
               ----
     Project (as hereinafter defined), as more particularly described on EXHIBIT
                                                                         -------
     A-2 attached hereto and made a part hereof, and all rights, easements
     --
     and appurtenances thereunto belonging or pertaining, or such portion thereof as shall be allocated by Landlord to the Project.

          1.5  Project.  The development known as Parkview Plaza
               -------
     consisting of the real property and all improvements built thereon including without limitation the Land, Building, Common Area (as hereinafter defined), Parking Facilities (as hereinafter defined), and any other buildings, walkways, driveways, fences and landscaping, containing approximately 302,984 Rentable Square Feet (as hereinafter defined).

          1.6  Rentable Square Feet (Foot) or Rentable Area.  The
               --------------------------------------------
     rentable area within the Premises or the Building or any other building within the Project, as the case may be, calculated as follows: (i) in the case of a single tenancy floor, all floor area within the inside surface of the exterior walls of the building excluding only the areas ("Service Areas") used for building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts, but including any Service Areas which are for the specific use of the particular tenant, such as special stairs or elevators, plus an allocation of the square footage of the building's elevator equipment room, central mechanical room, ground floor lobbies, and all the Common Area on each such floor, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the exterior walls enclosing the Premises on such floor and measured to the mid-point of the walls separating areas leased by or held for lease to other tenants or from the Common Area, but including a proportionate part of the Common Area located on such floor based upon the ratio which the Tenant's Rentable Area (determined by excluding the Common Area) on such floor bears to the aggregate Rentable Area (determined by excluding the Common Areas) on such floor plus an allocation of the square footage of the building's elevator equipment room, central mechanical room, and ground floor lobbies. No deductions from Rentable Area shall be made for columns or projections necessary to the building.

          1.7  Permitted Use.  The Premises shall be used solely for
               -------------
     general business office purposes, the repair of electronic equipment and storage of parts inventory in connection therewith.

          1.8  Commencement Date.  September 1, 1996.
               -----------------

          1.9  Expiration Date.  August 31, 1999.
               ---------------

          1.10  Term.  Thirty-six (36) months, beginning on the
                ----
     Commencement Date and expiring on the Expiration Date.

          1.11  Basic Rent.  The amount set forth in the following
                ----------
     schedule, subject to adjustment as specified in ARTICLE IV.
                                                     ----------

                         Monthly
                         -------
          Month(s)       Basic Rent     Annual Basic Rent
          -------        ----------     -----------------

          1 36           $18,906.00     $226,872.00

          1.12  Base Year.  A period of twelve (12) months comprising
                ---------
     calendar year 1997

          1.13  Lease Year.  Each consecutive twelve (12) month period
                ----------
     elapsing after: (i) the Commencement Date if the Commencement Date occurs on the first day of a month; or (ii) the first day of the month following the Commencement Date if the Commencement Date does not occur on the first day of a month. Notwithstanding the foregoing, the first Lease Year shall include the additional days, if any, between the Commencement Date and the first day of the month following the Commencement Date, in the event the Commencement Date does not occur on the first day of a month.

          1.14  Calendar Year.  For the purpose of this Lease,
                -------------
     Calendar Year shall be a period of twelve ( 12) months commencing on each January 1 during the Term, except that the first Calendar Year shall be that period from and including the Commencement Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the Expiration Date or date of Lease termination.

          1.15  Tenant's Proportionate Share.  Tenant's Proportionate
                ----------------------------
     Share of the Project is 5.43% determined by dividing the Rentable Square Feet of the Premises by the Rentable Square Feet of the Project and multiplying the resulting quotient by one hundred and rounding to the second decimal place).

          1.16  Parking Space Allocation.  Tenant shall have the right
                ------------------------
     to fifty-eight (58) unreserved parking spaces within the Parking Facilities, thirteen (13) of which shall be unreserved surface parking spaces in the parking lot adjacent to the Building and forty-five (45) of which shall be unreserved covered parking spaces within the garage. Tenant's Parking Space Allocation includes Tenant's Proportionate Share of visitor and handicapped parking; as such handicapped parking is required by applicable laws, regulations and ordinances.

          1.17  Security Deposit.  $18,906.00.
                ----------------

          1.18  Broker (if any).
                ---------------

                         Landlord's:    Quorum Real Estate Services Corporation
                                        2201 Dupont Drive, Suite 360
                                        Irvine, California 92715

                         Tenant's: Not applicable

          1.19  Guarantor(s):      Not applicable
                -----------

          1.20  Landlord's Notice  USAA Real Estate Company
                -----------------
                    Address:       8000 Robert F. McDermott Fwy., Suite 600
                    -------        San Antonio, Texas 78230-3884
                                   Attention: VP Portfolio Management

               with a copy at      USAA Real Estate Company
               the same time to:   8000 Robert F. McDermott Fwy., Suite 600
                                   San Antonio, Texas 78230-3884
                                   Attention: VP Real Estate Counsel

                                        USAA Realty Company
                                        2201 Dupont Drive, Suite 360
                                        Irvine, California 92715
                                        Attention: AVP/Western Region

                                        USAA Realty Company
                                        2201 Dupont Drive, Suite 360
                                        Irvine, California 92715
                                        Attention: Property Manager

          1.21  Tenant's Notice    1230 Rosecrans Avenue
                ---------------
                    Address:       Suite 110
                    -------        Manhattan Beach, California 90266

          1.22  Guarantor(s)
                ------------
                 Notice Address:   Not applicable.
                 --------------

          1.23  Interest Rate:  The per annum interest rate listed as the base
                -------------
     rate on corporate loans at large U.S. money center commercial banks as published from time to time under "Money Rates" in the Wall Street Journal plus three percent (3%), but in no event greater than the maximum rate permitted by law. In the event the Wall Street Journal ceases to publish such rates, Landlord shall choose, at Landlord's discretion, a similarly published rate.

          1.24  Common Area:  All areas, improvements, facilities and equipment
                -----------
      from time to time designated by Landlord for the general and nonexclusive common use or benefit of Tenant, other tenants of the Project, Landlord and their respective Agents, including, without limitation, roadways, entrances and exits, hallways, stairs, loading areas, landscaped areas, open areas, park areas, exterior lighting, service drives, walkways, sidewalks, atriums, courtyards, concourses, ramps, washrooms, maintenance and utility rooms and closets, exterior utility lines, lobbies, elevators and their housing and rooms, common window areas, common walls, common ceilings, common trash areas, vending or mail areas, common pipes, conduits, ducts and wires, and Parking Facilities.

          1.25  Agents:  Officers, partners, directors, employees, agents,
                ------
     licensees, contractors, customers and invitees; to the extent customers and invitees are under the principal's control or direction.

          1.26  Parking Facilities:  All parking areas now or hereafter
                ------------------
     designated by Landlord for use by tenants of the Project and/or their guests and invitees, including, without limitation, surface parking, parking decks, parking structures and parking areas under or within the Project whether reserved, exclusive, non-exclusive or otherwise.

                                      ARTICLE II
                                     THE PREMISES

          2.1  Lease of Premises.  In consideration of the agreements contained
               -----------------
     herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term and upon the terms and conditions hereinafter provided. It is specifically understood that the Rentable Square Feet of the Premises have been determined by Landlord's architect and that, for the purpose of any calculations which are based on the Rentable Square Feet of the Premises, the number of Rentable Square Feet stated in ARTICLE I shall control. The Premises are leased subject to,
                    ---------
     and Tenant agrees not to violate, all present and future covenants, conditions and restrictions of record which affect the Land, all of such documents collectively referred to as the "Restrictions". As an appurtenance to the Premises, Tenant shall have the general and nonexclusive right, together with Landlord and the other tenants of the Project and their respective Agents (as hereinafter defined), to use the Common Area subject to the terms and conditions of this Lease.

          2.2  Landlord's Reservations.  Landlord shall retain absolute dominion
               -----------------------
     and control over the Common Area and shall operate and maintain the Common Area in such manner as Landlord in its sole discretion, shall determine; provided however, such exclusive right shall not operate to prohibit Tenant from its material benefit and enjoyment of the Premises and the Common Area (including the Parking Facilities) for the Permitted Use as defined in
     Section 1.7. Tenant acknowledges that without advance notice to Tenant and
     -----------
     without any liability to Tenant in any respect, Landlord shall have the right to (a) temporarily close any of the Common Area for maintenance, alteration or improvement purposes; and (b) change, alter, add to, temporarily close or otherwise affect the Parking Facilities or the Parking Space Allocation in such manner as Landlord, in its sole discretion, deems appropriate including, without limitation, the right to designate reserved spaces available only for use by one or more tenants (however, in such event, those parking spaces shall still be deemed Common Area for the purpose of the definition of Operating Expenses), provided that, except in emergency situations or situations beyond Landlord's control, Landlord shall provide alternative Parking Facilities.

          In addition to the other rights of Landlord under this Lease, Landlord further reserves to itself and its respective successors and assigns the right to use Tenant's name and the Rentable Square Feet of the Premises in promotional materials relating to the Building or the Project; provided, however, Landlord shall not use Tenant's name or the square footage of the Premises in any media promotion without first obtaining the prior written consent of Tenant, such consent not to be unreasonably withheld. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises.

                                     ARTICLE III
                                         TERM

          The Term shall commence on the Commencement Date and expire at midnight on the Expiration Date.

                                      ARTICLE IV
                                         RENT

          4.1  Basic Rent.  Tenant shall pay to Landlord the Basic Rent as
               ----------
     specified in SECTION 1.11.
                  ------------

          4.2  Payment of Basic Rent.  Basic Rent shall be payable in monthly
               ---------------------
     installments as specified in SECTION 1.11, in advance, without demand,
                                  ------------
     notice, deduction, offset or counterclaim, on or before the first day of each and every calendar month during the Term; provided, however, that the installment of the Basic Rent payable for the first full calendar month of the Term (and, if the Commencement Date occurs on a date other than on the first day of a calendar month, Basic Rent prorated from such date until the first day of the following month) shall be due and payable at the time of execution and delivery of this Lease. Tenant shall pay the Basic Rent and all Additional Rent as hereinafter defined, by good check or in lawful currency of the United States of America, to Landlord at such address as Landlord specifies to Tenant. Any payment made by Tenant to Landlord on account of Basic Rent may be credited by Landlord to the payment of any late charges then due and payable and to any Basic Rent or Additional Rent then past due before being credited to Basic Rent currently due.

          4.3  Additional Rent.  All sums payable by Tenant under this Lease,
               ---------------
     other than Basic Rent, shall be deemed "Additional Rent," and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Basic Rent.

          4.4  Rent.  Basic Rent as defined in SECTION 1.11 hereof and
               ----                            ------------
     Additional Rent as defined in SECTION 4.3 above shall jointly be referred
                                   -----------
     to as "Rent" within the meaning of California Civil Code Section 195 l(a), the nonpayment of which shall entitle Landlord to exercise all rights and remedies provided in Article 21 or by law.

          4.5  Sales or Excise Taxes.  Tenant shall pay to Landlord as
               ---------------------
     Additional Rent, concurrently with payment of Basic Rent or Additional Rent to Landlord all taxes (including, but not Limited to any and all sales, rent or excise taxes) on Basic Rent or Additional Rent or other amounts payable by Tenant to or otherwise benefitting Landlord, as levied or assessed by any governmental or political body or subdivision thereof against Landlord on account of such Basic Rent, Additional Rent or other amounts payable by Tenant to or otherwise benefitting Landlord, or any portion thereof.

                                      ARTICLE V
                                   SECURITY DEPOSIT

          Simultaneously with the execution of this Lease, Tenant shall deposit the Security Deposit (as defined in SECTION 1.17) with Landlord. The
                                         ------------
     Security Deposit shall not bear interest to Tenant and shall be security for Tenant's obligations under this Lease. Landlord shall be entitled to commingle the Security Deposit with Landlord's other funds. Within ninety
     (90) days after the Expiration Date or earlier termination of this Lease, Landlord shall (provided an Event of Default does not then exist) return the Security Deposit to Tenant, less such portion thereof as Landlord shall have applied in accordance with this Article. If an Event of Default (as defined in SECTION 21.1 hereof) shall occur or if Tenant fails to maintain
                ------------
     the Premises in the condition required by this Lease, Landlord shall have the right (but not the obligation), and without prejudice to any other remedy which Landlord may have on account thereof, to apply all or any portion of the Security Deposit to cure such default or to remedy the condition of the Premises. If Landlord so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of this Lease, Tenant shall deposit with Landlord, upon demand, the amount necessary to restore the Security Deposit to its original amount. If Landlord shall sell or transfer its interest in the Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look solely to the new landlord for the return of the Security Deposit, and Landlord thereupon shall be released from all liability to Tenant for the return of the Security Deposit.

                                      ARTICLE VI
                                  OPERATING EXPENSES

          6.1  Operating Expense Rental.  Commencing upon expiration of the Base
               ------------------------
     Year, Tenant shall pay to Landlord throughout the remainder of the Term, as Additional Rent, Tenant's Proportionate Share (as defined in SECTION 1.15)
                                                                  ------------
     of the amount by which the Operating Expenses (as hereinafter defined) during each Calendar Year exceed the Operating Expenses for the Base Year (the "Operating Expense Rental"). In the event that the Expiration Date is other than the last day of a Calendar Year, then the Operating Expenses for the Base Year and applicable Calendar Year shall be appropriately prorated.

          6.2  Operating Expenses Defined.  As used herein, the term "Operating
               --------------------------
     Expenses" shall mean all expenses, costs and disbursements of every kind and nature, except as specifically excluded otherwise herein, which Landlord incurs because of or in connection with the ownership, maintenance, management and operation of the Project, including, if the Project is less than ninety-five percent (95%) occupied, all additional costs and expenses of operation, management and maintenance of the Project which Landlord determines that it would have paid or incurred during any Calendar Year if the Project had been ninety-five percent (95%) occupied. Operating Expenses may include, without limitation, all costs, expenses and disbursements incurred or made in connection with the following:

                    (a) Wages and salaries of all employees, whether employed by Landlord or the Project's management company, engaged in the operation and maintenance of the Project, and all costs related to or associated with such employees or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances and insurance and benefits (including, without limitation, contributions to pension and/or profit sharing plans and vacation or other paid absences);

                    (b) All supplies, tools, equipment and materials, including janitorial and lighting supplies, used directly in the operation and maintenance of the Project, including any lease payments therefor; provided, however, any such equipment which under generally accepted accounting principles should be classified as capital items shall be amortized on a straight-line basis over their useful lives, not to exceed the Project's useful life, together with interest on the unamortized balance of such cost at the Interest Rate, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of purchasing such equipment;

                    (c) All utilities, including, without limitation, electricity, telephone, water, sewer, power, gas, heating, lighting and air conditioning for the Project, except to the extent such utilities are charged directly to, or paid directly by, a tenant of the Project other than as a part of the Operating Expenses;

                    (d) All maintenance, operation and service agreements for the Project, and any equipment related thereto, including, without limitation, service and/or maintenance agreements for the Parking Facilities, energy management, HVAC, plumbing and electrical systems, and for window cleaning, elevator maintenance, janitorial service, groundskeeping, interior and exterior landscaping and plant maintenance;

                    (e) All insurance purchased by Landlord or the Project's management company relating to the Project and any equipment or other property contained therein or located thereon including, without limitation, casualty, liability, earthquake, rental loss, sprinkler and water damage insurance;

                    (f) All repairs to the Project (excluding to the extent repairs are paid for by the proceeds of insurance or by Tenant or other third parties other than as a part of the Operating Expenses), including interior, exterior, structural or nonstructural repairs, and regardless of whether foreseen or unforeseen; provided, however, any such repairs which under generally accepted accounting principles should be classified as capital improvements shall be amortized on a straight-line basis over their useful lives, not to exceed the Project's useful life, together with interest on the unamortized balance of such cost at the Interest Rate, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing such capital improvements;

                    (g) All maintenance of the Project, including, without limitation, repainting, replacement of wall coverings and window coverings, replacement of carpeting, ice and snow removal, window washing, landscaping, groundskeeping, trash removal and the patching, painting, resealing and complete resurfacing of roads, driveways and parking lots; provided, however, any such maintenance, repairs or replacements which under generally accepted accounting principles should be classified as capital improvements shall be amortized on a straight-line basis over their useful lives, not to exceed the Projects useful life, together with interest on the unamortized balance of such cost at the Interest Rate, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing such capital improvements;

                    (h) A market rate management fee for management of buildings of comparable size, age, location and quality in the El Segundo/Manhattan Beach Area, payable to Landlord or the company or companies managing the Project, if any;

                    (i) That part of office rent or rental value of space in the Project used or furnished by Landlord to enhance, manage, operate and maintain the Project; provided, however, such space shall not exceed 4,000 square feet;

                    (j) Accounting and legal fees incurred in connection with the operation and maintenance of the Project, or related thereto;

                    (k) Any additional services not provided to the Project at the Commencement Date but thereafter provided by Landlord which Landlord reasonably deems necessary or desirable in connection with the management or operation of the Project;

                    (l) Any capital improvements made to the Project for the purpose of reducing Operating Expenses or which are required under any governmental law or regulation that was not applicable to the Project as of the Date of Lease (which are not a result of the nature of Tenant's specific use of the Premises, which capital improvements shall be the responsibility of Tenant), the cost of which shall be amortized on a straight-line basis over the improvement's useful life, not to exceed the Project's useful life, together with interest on the unamortized balance of such cost at the Interest Rate, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing such capital improvements; and

                    (m) Other expenses and costs reasonably necessary for operating and maintaining the Project.

          Notwithstanding the foregoing, Operating Expenses shall not include:

          (i)       ground rents, if any;

          (ii) interest, principal, points and fees or amortization on any mortgage or any other debt instrument encumbering the Project;

          (iii)     capital items other than those referred to in subsections
                    (b), (f), (g) and (l) above;

          (iv) expenditures incurred by Landlord for the repair of damage to the Project resulting from fire or other casualty to the extent Landlord is reimbursed by insurance proceeds;

          (v) depreciation or amortization of the Project or any other improvements, fixtures or equipment within the Project, except as otherwise provided in subsections (b), (f), (g), and (l) above;

          (vi)      Landlord's advertising and promotional expenses;

          (vii)     leasing commissions and finders' fees;

          (viii) attorneys' fees incurred by Landlord in connection with negotiations for leases with tenants or prospective tenants of the Project and in connection with disputes with and/or enforcement of any leases with tenants or prospective tenants of the Project; provided, however, Operating Expenses shall include those reasonable attorneys' fees and other costs and expenses incurred in connection with Landlord's successful negotiations of disputes or claims related to items of Operating Expenses, enforcement of Rules and Regulations for the Project and such other matters relating to the maintenance of standards required by Landlord under the Lease.

          (ix) costs of tenant improvements, including architectural and engineering costs, "tenant allowances" and "tenant concessions", permit, license-and inspection fees, clean-up costs and other costs and expenses incurred in renovating leased space for the exclusive use of a particular tenant of the Project;

          (x) items and services for which a tenant specifically reimburses Landlord or for which a tenant pays third persons;

          (xi) wages, salaries, fees and benefits paid to administrative or executive personnel of Landlord above the level of the Project Manager and below such level for any personnel to the extent not involved in the direct management of the Project;

          (xii) any cost representing an amount paid for services or materials to a person, firm or entity related to Landlord or any general partner of Landlord, to the extent such amount exceeds the amount that would be paid for such services or materials of comparable quality at the then existing market rates to an unrelated person, firm or corporation;

          (xiii) costs associated with the operation of the business of the partnership which constitutes the Landlord, as the same are distinguished from the cost of operation of the Project;

          (xiv) costs incurred due to Landlord's violation of laws in effect as of the Date of Lease;

          (xv) all interest, late charges, penalties and attorneys' fees incurred as a result of Landlord's violation of laws (including environmental laws) promulgated after the Date of Lease, except to the extent resulting from the failure of Tenant to pay Rent in a timely manner;

          (xvi)     Landlord's charitable or political contributions;

          (xvii) costs associated with the repair or correction of latent defects in the initial design or construction of the Project;

          (xviii) costs of compliance with the ADA to the extent Landlord is responsible for such costs pursuant to SECTION 9.4(a)
                                                        --------------
                    herein; and

          (xix)     Impositions (as defined in ARTICLE VII hereof);
                                               -----------

          6.3  Adjustments to Operating Expense Rental.  Landlord shall submit
               ---------------------------------------
     to Tenant, before the expiration of the Base Year and the beginning of each Calendar Year thereafter or as soon thereafter as reasonably possible, a statement of Landlord's estimate of Tenant's Proportionate Share of the increase in Operating Expenses over Operating Expenses for the Base Year payable by Tenant during such Calendar Year. Commencing upon expiration of the Base Year and in addition to the Basic Rent, Tenant shall pay to Landlord on or before the first day of each month during such Calendar Year an amount equal to one-twelfth (1/12) of Tenant's Proportionate Share of the estimated increase in Operating Expenses over Operating Expenses for the Base Year payable by Tenant for such Calendar Year as set forth in Landlord's statement. If Landlord fails to give Tenant notice of its estimated payments due under this section for any Calendar Year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous Calendar Year until a new estimate is provided. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of the Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated Operating Expenses due from Tenant for such Calendar Year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such Calendar Year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

          Within ninety (90) days after the expiration of each Calendar Year following expiration of the Base Year, or as soon thereafter as is practicable, Landlord shall submit a statement to Tenant showing the actual Operating Expenses for such Calendar Year and Tenant's Proportionate Share of the amount by which such Operating Expenses exceed the Operating Expenses for the Base Year. If for any Calendar Year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such Calendar Year exceed the Operating Expenses for the Base Year, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Operating Expenses. If for any Calendar Year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such Calendar Year exceed the Operating Expenses for the Base Year, then Tenant shall pay the total amount of such deficiency to Landlord within fifteen (15) days after receipt of the statement from Landlord. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Operating Expenses shall survive the expiration or termination of this Lease.

          6.4  Right to Audit Operating Expense Rental Reconciliation.  Provided
               ------------------------------------------------------
     that no Event of Default shall exist under this Lease at the time Tenant exercises any audit right hereunder, or would exist but for the pendency of any cure periods provided for under SECTION 21.1. Tenant shall have one
                                         ------------
     hundred and eighty (180) days after delivery of Landlord's Operating Expense Rental reconciliation statement within which to complete an audit of Landlord's books and records concerning the Project for such previous Calendar Year, at Tenant's sole cost and expense. Tenant, or an independent certified public accountant hired by Tenant, shall have the right to inspect Landlord's books and records concerning the Project for such previous Calendar Year during Landlord's normal business hours and at Landlord's local office upon at least thirty (30) days prior written notice. Tenant shall be entitled to only one audit per Calendar Year and in no event shall any audit extend beyond thirty (30) days. In the event of an assignment, Tenant and any assignee shall together be entitled to one audit per Calendar Year. No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. Tenant shall deliver to Landlord a copy of the results of such audit within ten (10) days of receipt by Tenant. In the event that Tenant's review of Landlord's books and records results in a determination that Tenant's payment of Tenant's Proportionate Share of Operating Expenses exceeded Tenant's Proportionate Share of the actual Operating Expenses which should have been passed through to Tenant, as substantiated, at Landlord's option, by an independent certified public accountant hired by Landlord, then a credit in the amount of the overpayment shall be applied towards Tenant's next monthly payments of Operating Expenses. In the event that Tenant's review of Landlord's books and records results in a determination that Tenant's payment of Tenant's Proportionate Share of Operating Expenses was less than Tenant's Proportionate Share of the actual Operating Expenses which should have been passed through to Tenant, as substantiated at Landlord's option by a certified public accountant hired by Landlord, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days after delivery of an invoice from Landlord.

                                     ARTICLE VII
                                  IMPOSITIONS RENTAL

          7.1  Impositions Rental.  Commencing upon expiration of the Base Year,
               ------------------
     Tenant shall pay to Landlord, throughout the remainder of the Term as Additional Rent, Tenant's Proportionate Share (as defined in SECTION 1.15)
                                                                  ------------
     of the amount by which the Impositions (as hereinafter defined) during each Calendar Year exceed the Impositions for the Base Year ("Impositions Rental"). In the event that the Expiration Date is other than the last day of a Calendar Year, then Impositions for the Base Year and applicable Calendar Year shall be appropriately prorated.

          7.2  Impositions Defined.  Impositions shall be defined as all real
               -------------------
     property taxes and assessments levied against the Project and the various estates therein and the underlying Land, all personal property taxes levied on personal property of Landlord used in the management, operation, maintenance and repair of the Project, all taxes, assessments and reassessments of every kind and nature whatsoever levied or assessed in lieu of or in substitution for existing or additional real or personal property taxes and assessments on the Project or the sale, conveyance, assignment, ground lease or other transfer thereof, service payments in lieu of taxes, excises, transit charges and fees, housing, park and child care assessments, development and other assessments, reassessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Project, its operations or the Rent provided for in this Lease, or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises or Project or become payable during the Term. Further, for the purposes of this Article, Impositions shall include the reasonable expenses (including, without limitation, attorneys' fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Impositions, regardless of the outcome of such challenge. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Impositions. If as a result of any such challenge, a tax refund is made to Landlord, then provided no uncured Event of Default exists under this Lease, the amount of such refund less the expenses of the challenge shall be deducted from Impositions due in the Lease Year such refund is received. In the case of any Impositions which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Landlord shall elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law. Nothing contained in this Lease shall require Tenant to pay any franchise, estate, inheritance or succession transfer tax of Landlord, or any income, profits or revenue tax or charge, upon the net income of Landlord from all sources; provided, however, that if at any time during the Term under the laws of the United States Government or the state, or any political subdivision thereof, a tax (including, but not limited to any sales tax) or excise on Rent or other amounts payable by Tenant to Landlord, or any other tax however described, is levied or assessed by any such political body against Landlord on account of Rent, or a portion thereof, Tenant shall pay one hundred percent (100%) of any such tax or excise as Additional Rent as provided in SECTION 4.5 above. Furthermore, Impositions shall specifically
                 -----------
     exclude any increases in Impositions due during the initial Term as a result of a reassessment of the Building or Project resulting from a transfer of title or refinancing of the Building or Project pursuant to California Constitution Article XIIIA (commonly known as Proposition 13).

          7.3  Adjustments to Impositions Rental.  Landlord shall submit to
               ---------------------------------
     Tenant, before the expiration of the Base Year and the beginning of each Calendar Year thereafter or as soon thereafter as reasonably possible, a statement of Landlord's estimate of Tenant's Proportionate Share of the increase in Impositions over Impositions for the Base Year payable by Tenant during such Calendar Year. Commencing upon expiration of the Base Year and in addition to the Basic Rent, Tenant shall pay to Landlord on or before the first day of each month during such Calendar Year an amount equal to one-twelfth (l/12) of Tenant's Proportionate Share of the estimated increase in Impositions over Impositions for the Base Year payable by Tenant for such Calendar Year as set forth in Landlord's statement. If Landlord fails to give Tenant notice of its estimated payments due under this section for any Calendar Year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous Calendar Year until a new estimate is provided. If Landlord determines that, because of unexpected increases in Impositions or other reasons, Landlord's estimate of the Impositions was too low, then Landlord shall have the right to give a new statement of the Impositions due from Tenant for such Calendar Year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such Calendar Year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

          Within ninety (90) days after the expiration of each Calendar Year following expiration of the Base Year, or as soon thereafter as is practicable, Landlord shall submit a statement to Tenant showing the actual Impositions for such Calendar Year and Tenant's Proportionate Share of the amount by which such Impositions exceed the Impositions for the Base Year. If for any Calendar Year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Impositions for such Calendar Year exceed the Impositions for the Base Year, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Impositions. If for any Calendar Year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the actual Impositions for such Calendar Year exceed the Impositions for the Base Year, then Tenant shall pay the total amount of such deficiency to Landlord within fifteen (15) days after receipt of the statement from Landlord. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Impositions shall survive the expiration or termination of this Lease.

                                     ARTICLE VIII
                                       PARKING

          During the Term and subject to the Rules and Regulations (as defined in ARTICLE XIX) promulgated by Landlord from time to time, Tenant shall
        -----------
     have the right to use the Parking Space Allocation (as defined in SECTION
                                                                       -------
     1.16). Notwithstanding the foregoing, Landlord reserves the right, from
     ----
     time to time, to make reasonable changes in, additions to and deletions from the Parking Facilities and the purposes to which the same may be devoted and to relocate Tenant's parking spaces within the Parking Facilities, provided that Landlord does not permanently reduce the number of Tenant's parking spaces specified in Section 1.16.
                                             ------------

                                      ARTICLE IX
                             USE AND REQUIREMENTS OF LAW

          9.1  Use.  The Premises will be used only for the Permitted Use (as
               ---
     defined in SECTION 1.7). Tenant will not: (i) do or permit to be done in or
                -----------
     about the Premises, nor bring to, keep or permit to be brought or kept in the Premises, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation which is now in force or which may be enacted or promulgated after the Date of Lease; (ii) do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building or Project, or injure or annoy them; (iii) use or allow the Premises to be used for any improper, unlawful or objectionable purpose;
     (iv) cause, maintain or permit any nuisance in, on or about the Premises or commit or allow to be committed any waste in, on or about the Premises; or
     (v) subject the Premises to any use which would increase the existing rate of insurance on the Project or any portion thereof or cause any cancellation of any insurance policy covering the Project or any portion thereof.

          9.2  Requirements of Law.  At its sole cost and expense, Tenant will
               -------------------
     promptly comply with: (i) all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or in force after the Commencement Date of the Lease; (ii) the requirements of any board of fire underwriters or other similar body constituted now or after the Commencement Date of the Lease; (iii) any direction or occupancy certificate issued pursuant to any law by any public officer or officers; and (iv) all Restrictions, insofar as (i) - (iv) above relate to the condition, use or occupancy of the Premises, excluding requirements of structural changes or changes outside the Premises unless related to (a) Tenant's acts, (b) Tenant's business, (c) Tenant's use of the Premises, or
     (d) improvements made by or for Tenant.

          9.3  Hazardous Materials.  (a)  Tenant shall not bring or permit to
               -------------------
     remain on the Premises or the Project, or allow any of Tenant's Agents to bring or permit to remain on the Premises or the Project, any asbestos, petroleum or petroleum products, used oil, explosives, toxic materials or substances defined as hazardous wastes, hazardous materials or hazardous substances under any federal, state or local law or regulation ("Hazardous Materials"), except for routine office and janitorial supplies used on the Premises and stored in the usual and customary manner and quantities, and in compliance with all applicable environmental laws and regulations. Tenant shall not install or operate any underground storage tanks on or under the Premises or the Project. Tenant's violation of the foregoing prohibitions shall constitute a material breach and default hereunder and Tenant shall indemnify, protect, hold harmless and defend (by counsel acceptable to Landlord) Landlord, and its Agents and each of their respective successors and assigns, from and against any and all claims, damages, penalties, fines, liabilities and cost (including reasonable attorneys' fees and court costs) caused by or arising out of (i) a violation of the foregoing prohibition or (ii) the presence or release of any Hazardous Materials on, from, under or about the Premises, the Project or other properties as the direct or indirect result of Tenant's occupancy of the Premises. Tenant, at its sole cost and expense, shall clean up, remove, remediate and repair any soil or groundwater contamination or other damage or contamination in conformance with the requirements of applicable law caused by the presence or any release of any Hazardous Materials in, on, from, under or about the Premises during the term of this Lease. Neither the written consent of Landlord to the presence of the Hazardous Materials, nor Tenant's compliance with all laws applicable to such Hazardous Materials, shall relieve Tenant of its indemnification obligation under this Lease. Tenant shall immediately give Landlord written notice (i) of any suspected breach of this section, (ii) upon learning of the presence or any release of any Hazardous Materials, or (iii) upon receiving any notices from governmental agencies or other parties pertaining to Hazardous Materials which may affect the Premises. Landlord shall have the right from time to time, but not the obligation, to enter upon the Premises to conduct such inspections and undertake such sampling and testing activities as Landlord deems necessary or desirable to determine whether Tenant is in compliance with this provision. The obligations of Tenant hereunder shall survive the expiration or earlier termination, for any reason, of this Lease.

                    (b) Landlord shall indemnify, defend and hold harmless Tenant from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities, losses and attorneys' fees to the extent caused by Landlord or its Agents and (i) arising out of or in connection with the existence of Hazardous Materials on the Premises, Building or Project; or (ii) relating to any clean up or remediation required under any environmental laws. The obligations of Landlord hereunder shall survive the expiration of earlier termination, for any reason, of this Lease.

          9.4  ADA Compliance.  Notwithstanding any other statement in this
               --------------
     Lease, the following provisions shall govern the parties' compliance with the Americans With Disabilities Act of 1990, as amended from time to time, Public Law 101-336; 42 U.S.C. Sections 2101, et seq. (the "ADA"):

                    (a) To the extent governmentally required as of the Commencement Date of this Lease, Landlord shall be responsible for compliance with Title III of the ADA, at its expense, and such expense shall not be included as an Operating Expense of the Project, with respect to any repairs, replacements or alterations to the Common Area of the Project.

                    (b) To the extent governmentally required subsequent to the Commencement Date of this Lease as a result of an amendment to Title III of the ADA subsequent to the Commencement Date of this Lease, Landlord shall be responsible for compliance with Title III of the ADA with respect to any repairs, replacements or alterations to the Common Area of the Project, and such expense shall be included as an Operating Expense of the Project.

                    (c) Landlord shall indemnify, defend and hold harmless Tenant and its Agents from all fines, suits, procedures, penalties, claims, liability, losses, expenses and actions of every kind, and all costs associated therewith (including, without limitation, reasonable attorneys' and consultants' fees) arising out of or in any way connected with Landlord's failure to comply with Title III of the ADA as required above.

                    (d) To the extent governmentally required, Tenant shall be responsible for compliance, at its expense, with Titles I and III of the ADA with respect to the Premises.

                    (e) Tenant shall indemnify, defend and hold harmless Landlord and its Agents from all fines, suits, procedures, penalties, claims, liability, losses, expenses and actions of every kind, and all costs associated therewith (including, without limitation, reasonable attorneys' and consultants' fees) arising out of or in any way connected with Tenant's failure to comply with Titles I and III of the ADA as required above.

                                      ARTICLE X
                              ASSIGNMENT AND SUBLETTING

          10.1  Landlord's Consent.
                ------------------

                    (a) Tenant shall not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit a third party to occupy or use) the Premises, or any part thereof, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effected by operation of law or otherwise, without the prior written consent of Landlord, such consent not to be unreasonably withheld. A transfer at any one time or from time to time of twenty percent (20%) or more of an interest in Tenant (whether stock, partnership interest or other form of ownership or control) by any person(s) or entity(ties) having an interest in ownership or control of Tenant shall be deemed to be an assignment of this Lease. Within thirty (30) days following Landlord's receipt of Tenant's request for Landlord's consent to a proposed assignment, sublease, or other encumbrance, together with all information required to be delivered by Tenant pursuant to the provisions of SECTION 10.2 hereof,
                                                       ------------
     Landlord shall: (i) consent to such proposed transaction; (ii) refuse such consent; or (iii) elect to terminate this Lease in the event of an assignment, or in the case of a sublease, terminate this Lease as to the portion of the Premises proposed to be sublet in accordance with the provisions of SECTION 10.4 below. Any assignment, sublease or other
                   ------------
     encumbrance without Landlord's written consent shall be voidable by Landlord and, at Landlord's election, constitute an Event of Default hereunder.

                    (b) Without limiting other instances in which Landlord may reasonably withhold consent to an assignment or sublease, Landlord and Tenant acknowledge that Landlord may reasonably withhold consent in the following instances:

               (i)  If the proposed use of the Premises by the assignee or
          sublessee conflicts with Section 1.7,   requires alterations that
                                   -----------
          would decrease the value of the leasehold improvements in the Premises, requires substantially increased services by Landlord, or would result in more than a reasonable number of occupants per floor,

               (ii)  If the proposed assignee or sublessee is: a governmental
          entity; a person or entity with whom   Landlord has negotiated for
          space in the Project during the prior twelve (12) months; a present tenant in the Project; a person or entity whose tenancy in the Project would violate any exclusivity arrangement which Landlord has with any other tenant; a person or entity of a character or reputation or engaged in a business which is not consistent with the quality of the Project; or not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under this Lease on the date consent is requested;

               (iii) If the rent for the proposed assignee or sublessee is less than eighty-five percent (85%) of the then prevailing market rental rate for the Premises or comparable premises in the Project;

               (iv) If an Event of Default has occurred under this Lease or if an Event of Default would occur but for the pendency of any cure periods provided under SECTION 21.1.
                                 ------------

          (c) Notwithstanding that the prior express written permission of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply:

               (i) In the event of an assignment, contemporaneously with the granting of Landlord's aforesaid consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all of the covenants, duties, and obligations of Tenant hereunder and such assignee shall be jointly and severally liable therefore along with Tenant.

               (ii) All terms and provisions of the Lease shall continue to apply after any such transaction.

               (iii) In any case where Landlord consents to an assignment, transfer, encumbrance or subletting, the undersigned Tenant and any Guarantor shall nevertheless remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent and other sums herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this instrument against the undersigned Tenant, any Guarantor and/or any assignee without demand upon or proceeding in any way against any other person. Neither the consent by Landlord to any assignment, transfer, encumbrance or subletting nor the collection or acceptance by Landlord of rent from any assignee, subtenant or occupant shall be construed as a waiver or release of the initial Tenant or any Guarantor from the terms and conditions of this Lease or relieve Tenant or any subtenant, assignee or other party from obtaining the consent in writing of Landlord to any further assignment, transfer, encumbrance or subletting.

               (iv) Tenant hereby assigns to Landlord the rent and other sums due from any subtenant, assignee or other occupant of the Premises and hereby authorizes and directs each such subtenant, assignee or other occupant to pay such rent or other sums directly to Landlord; provided however, that until the occurrence of an Event of Default, Tenant shall have the license to continue collecting such rent and other sums. Notwithstanding the foregoing, in the event that the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided Rent payable under this Lease, or if with respect to a permitted assignment, permitted license, or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee, or other transferee exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee, or other transferee, as the case may be.

          (v) Tenant shall pay Landlord a fee in the amount of ONE THOUSAND AND NO/100 DOLLARS ($1,000.00) to reimburse Landlord for all its expenses including, without limitation, reasonable attorney fees associated with Tenant's request to assign, sublet or otherwise encumber the Premises under the terms of the Lease.

          10.2  Submission of Information.  If Tenant requests Landlord's
                -------------------------
     consent to a specific assignment or subletting, Tenant will submit in writing to Landlord: (i) the name and address of the proposed assignee or subtenant; (ii) a counterpart of the proposed agreement of assignment or sublease; (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (iv) banking, financial or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; (v) executed estoppel certificates from Tenant containing such information as provided in SECTION 25.4 herein; and (vi)
                                                ------------
     any other information reasonably requested by Landlord.

          10.3  Consent of Mortgagee.  Any transfer for which consent is
                --------------------
     required pursuant to any mortgage, deed of trust, security interest, or title retention interest affecting the Land, Building or Project (the "Mortgage") shall not be effective unless and until such consent is given by the holder of any note or obligation secured by a Mortgage (the "Mortgagee").

          10.4  Landlord's Option to Recapture Premises.  If Tenant proposes to
                ---------------------------------------
     assign this Lease, Landlord may, at its option, upon written notice to Tenant given within thirty (30) days after its receipt of Tenant's notice of proposed assignment, together with all other necessary information, elect to recapture the Premises and terminate this Lease. If Tenant proposes to sublease all or part of the Premises for the remainder of the Term, Landlord may, at its option upon written notice to Tenant given within thirty (30) days after its receipt of Tenant's notice of proposed subletting, together with all other necessary information, elect to recapture such portion of the Premises as Tenant proposes to sublease and upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. If a portion of the Premises is recaptured, the Rent payable under this Lease shall be proportionately reduced based on the square footage of the Rentable Square Feet retained by Tenant and the square footage of the Rentable Square Feet leased by Tenant immediately prior to such recapture and termination, and Landlord and Tenant shall thereupon execute an amendment to this Lease in accordance therewith. Landlord may thereafter, without limitation, lease the recaptured portion of the Premises to the proposed assignee or subtenant without liability to Tenant. Upon any such termination, Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease with respect to the recaptured portion of the Premises, except with respect to obligations or liabilities which accrue or have accrued hereunder as of the date of such termination (in the same manner as if the date of such termination were the date originally fixed for the expiration of the term hereof). Notwithstanding the foregoing, Tenant may, within ten
     (10) days after Landlord's notice to Tenant terminating this Lease with respect to the assigned or sublet portion of the Premises, withdraw Tenant's request for Landlord's consent to any assignment or subletting under this ARTICLE X, in which event this Lease shall remain in full force
                ---------
     and effect with respect to the entire Premises.

          10.5  Transfers to Related Entities.  Notwithstanding anything in this
                -----------------------------
     ARTICLE X to the contrary, provided no Event of Default exists under this
     ---------
     Lease or would exist but for the pendency of any cure periods provided for under SECTION 21.1, Tenant may, without Landlord's consent, but after
           ------------
     providing written notice to Landlord, assign this Lease or sublet all or any portion of the Premises to any Related Entity (as hereinafter defined) provided that (i) in the event of an assignment, such Related Entity assumes in full all of Tenant's obligations under this Lease; (ii) Landlord is provided with a counterpart of the fully executed agreement of assignment or sublease; (iii) Tenant remains liable under the terms of this Lease; (iv) such Related Entity is not a governmental entity or agency; (v) such Related Entity's use requirement does not differ from the permitted use described in Section 1.7 hereof; (vi) such Related Entity does not require additional services other than those agreed to be provided by Landlord under the terms of this Lease; (vii) such Related Entity's use of the Premises would not cause Landlord to be in violation of any exclusivity agreement within the Project; and (viii) the net worth (computed in accordance with generally accepted accounting principles) of any assignee after such transfer is greater than or equal to the greater of (i) the net worth of Tenant as of the Date of Lease; or (ii) net worth of Tenant immediately prior to such transfer, and proof satisfactory to Landlord that such net worth standards have been met shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. SECTIONS 10.1(A), 10.1(B), 10.1(C)(IV), 10.1 (C)(V), 10.2 AND
                  -------------------------------------------------------------
     10.4 shall not apply to any assignment or sublease pursuant to this SECTION
     ----                                                                -------
     10.5. "Related Entity" shall be defined as any parent company, subsidiary,
     ----
     affiliate or related corporate entity of Tenant which controls, is controlled by, or is under common control with Tenant.

                                      ARTICLE XI
                                MAINTENANCE AND REPAIR

          11.1  Landlord's Obligation.  Landlord will maintain, repair and
                ---------------------
     restore in reasonably good order and condition (i) the Common Area (including lobbies, stairs, elevators, corridors, restrooms, walkways, driveways, grounds and Parking Facilities); (ii) the mechanical, plumbing, electrical, life, safety and HVAC (as hereinafter defined) equipment serving the Building and the Premises (except to the extent such equipment within the Premises constitutes Non-Building Standard Improvements, as hereinafter defined); (iii) the structure of the Building (including roof, exterior walls, foundation, windows and Building standard lighting); and
     (iv) Building Standard Improvements located within the Premises (as hereinafter defined). The cost of such maintenance and repairs to the Building, the Common Area, the Premises and said equipment shall be included in the Operating Expenses and paid by Tenant as provided in
     ARTICLE VI herein; provided, however, Tenant shall bear the full cost [plus
     ----------
     ten percent (10%) of such cost for Landlord's overhead] of any maintenance, repair or restoration necessitated by the negligence or willful misconduct of Tenant or its Agents. Tenant waives all rights to make repairs at the expense of Landlord, to deduct the cost of such repairs from any payment owed to Landlord under this Lease or to vacate the Premises. Tenant further waives the provisions of California Civil Code Section 1941 and 1942 with respect to Landlord's obligations under this Lease. Building Standard Improvements shall be defined as all improvements within the Premises as of the Date of Lease other than Non-Building Standard Improvements and Tenant's equipment, personal property and trade fixtures. Non-Building Standard Improvements shall be defined as including the following located within the Premises: (i) supplemental HVAC system, and (ii) plumbing systems and fixtures located within the kitchen.

          11.2  Tenant's Obligation.  Subject to Landlord's express obligations
                -------------------
     set forth in SECTION 11.1 above, Tenant, at its expense, shall maintain the
                  ------------
     Premises (including Tenant's equipment, personal property and trade fixtures located in the Premises) in their condition at the time they were delivered to Tenant, reasonable wear and tear excepted. Tenant's obligation shall include without limitation the obligation to maintain and repair all Non-Building Standard Improvements within the Premises,. Tenant will immediately advise Landlord of any damage to the Premises or the Project. Tenant and Tenant's telecommunications companies, including, but not limited to, local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to the Land, Building or the Project for the installation and operation of telecommunications systems, including, but not limited to, voice, video, data and any other telecommunications services provided over wire, fiber optic, microwave, wireless and any other transmission systems, for part or all of Tenant's telecommunications within the Building without Landlord's prior written consent, such consent not to be unreasonably withheld.


          11.3  Landlord's Right to Maintain or Repair.  If Tenant fails to
                --------------------------------------
     maintain the Premises or if Landlord agrees to allow Tenant to repair, restore or replace any damage or injury as provided in SECTION 11.2 and
                                                            ------------
     Tenant fails within five (5) days following notice to Tenant, to commence to maintain or to repair, restore or replace any damage to the Premises or Project caused by Tenant or its Agents and diligently pursue to completion such maintenance or repair, restoration or replacement, Landlord may, at its option, cause all required maintenance or repairs, restorations or replacements to be made and Tenant shall pay Landlord pursuant to SECTION
                                                                       -------
     11.2.
     ----

                                     ARTICLE XII
                          INITIAL CONSTRUCTION; ALTERATIONS

          12.1  Initial Construction.  Tenant and Landlord acknowledge that
                --------------------
     Tenant has occupied the Premises for the previous five year period under the terms of that certain sublease dated December 31, 1990, by and between Hughes Aircraft Company, as sublessor, and CompuMed, Inc., as sublessee. THEREFORE, TENANT ACCEPTS THE PREMISES "AS IS", "WHERE IS" AND WITH ANY AND ALL FAULTS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 12.1.
                                                                -------------
      LANDLORD NEITHER MAKES NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY, SUITABILITY OR FITNESS OF THE PREMISES, OR THE CONDITION OR REPAIR THEREOF. SUBJECT TO THE WORK TO BE COMPLETED PURSUANT TO THIS SECTION 12.1, TENANT ACCEPTS THE PREMISES AS
                                ------------
     BEING IN GOOD ORDER AND SATISFACTORY CONDITION, AND IN A STATE AND CONDITION SATISFACTORY, ACCEPTABLE AND SUITABLE FOR THE TENANTS USE PURSUANT TO THIS LEASE. TENANT HEREBY WAIVES THE BENEFIT OF CALIFORNIA CIVIL CODE SECTION 1941. LANDLORD SHALL CONSTRUCT, AT ITS SOLE COST AND EXPENSE, CERTAIN IMPROVEMENTS ON THE FIRST FLOOR OF THE BUILDING IN ACCORDANCE WITH THE SPACE PLAN ATTACHED HERETO AS EXHIBIT F AND
                                                       ---------
     INCORPORATED BY REFERENCE HEREIN. TENANT WILL PROVIDE LANDLORD ACCESS TO ITS PREMISES FOR THE PURPOSE OF CONSTRUCTING SUCH IMPROVEMENTS.

          12.2  Alterations.  Tenant shall not make or permit any alterations,
                -----------
     decorations, additions or improvements of any kind or nature to the Premises or the Project, whether structural or nonstructural, interior, exterior or otherwise ("Alterations") without the prior written consent of Landlord, said consent not to be unreasonably withheld. Landlord may impose any reasonable conditions to its consent, including, without limitation:
     (i) delivery to Landlord of written and unconditional waivers of mechanic's and materialmen's liens as to the Project for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers participating in the Alterations;
     (ii) prior approval of the plans and specifications and contractor(s) with respect to the Alterations and any other documents and information reasonably requested by Landlord; (iii) supervision by Landlord's representative, at Tenant's expense, of the Alterations; (iv) delivery to Landlord of payment and performance bonds naming Landlord and Mortgagee as obligees as Landlord reasonably determines is necessary in view of the nature and scope of the Alterations; and (v) proof of worker's compensation insurance and commercial general liability insurance in such amounts and meeting such requirements as requested by Landlord. The Alterations shall conform to the requirements of Landlord's and Tenant's insurers and of the federal, state and local governments having jurisdiction over the Premises and shall be performed in accordance with the terms and provisions of this Lease and in a good and workmanlike manner befitting a first class office building. If the Alterations are not performed as herein required, Landlord shall have the right, at Landlord's option, to halt any further Alterations, or to require Tenant to perform the Alterations as herein required or to require Tenant to return the Premises to its condition before such Alterations. Subject to Section 12.4 herein, all Alterations and fixtures, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and, at the end of the Term will remain on the Premises without compensation to Tenant.

          12.3  Mechanics' Liens.  Tenant will pay or cause to be paid all costs
                ----------------
     and charges for: (i) work done by Tenant or caused to be done by Tenant, in or to the Premises; and (ii) materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Project free, clear and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises, or any part of the Project, Tenant will cause such lien to be discharged of record within ten (10) days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interests. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will immediately pay and satisfy the same. If Tenant fails to pay any charge for which a mechanic's lien has been filed, and has not given Landlord security as described above, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in all or any portion of the Project to liability under any mechanics' lien or to other lien law. If Tenant receives notice that a lien has been or is about to be filed against the Premises or any part of the Project or any action affecting title to the Project has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least fifteen (15) days prior to the commencement of any work (including, but not limited to, any maintenance, repairs or Alteration) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of non-responsibility or similar notices, if applicable, on the Premises or in the public records in order to protect the Premises against such liens.

          12.4  Removal of Alterations.  All or any part of the Alterations
                ----------------------
     (including, without limitation, wiring), whether made with or without the consent of Landlord, shall, at the election of Landlord, either be removed by Tenant at its expense before the expiration of the Term or shall remain upon the Premises and be surrendered therewith at the Expiration Date or earlier termination of this Lease as the property of Landlord without disturbance, molestation or injury. If Landlord requires the removal of all or part of the Alterations, Tenant, at its expense, shall repair any damage to the Premises or the Project caused by such removal and restore the Premises and the Project to its condition prior to the construction of such Alterations. If Tenant fails to remove the Alterations upon Landlord's request and repair and restore the Premises and Project, then Landlord may (but shall not be obligated to) remove, repair and restore the same and the cost of such removal, repair and restoration together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove, repair and restore the same, shall be charged to Tenant and paid upon demand.

                                     ARTICLE XIII
                                        SIGNS

          No sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant on any part of the Project or the outside or the inside (including, without limitation, the windows) of the Building or the Premises. Landlord shall provide, at Landlord's expense, a directory in the lobby of the Building listing all Building tenants, but shall have no obligation to list any assignees or subtenants. Landlord also shall, at Landlord's expense, place a sign in the Building standard sign material and lettering identifying the suite number and/or Tenant name on or in the immediate vicinity of the entry door to the Premises. Landlord shall have no obligation to provide any entry door signage for the benefit of any assignee or subtenant and any such signage provided by another party identifying the suite number and/or assignee or subtenant name in the Building shall be consistent with Building standard sign material and lettering and located on or in the immediate vicinity of the entry door to the assigned or sublet portion of the Premises. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay upon demand any and all expenses incurred by Landlord in such removal, together with interest thereon at the Interest Rate from the demand date.

                                     ARTICLE XIV
                           TENANT'S EQUIPMENT AND PROPERTY

          14.1  Moving Tenant's Property.  Any and all damage or injury to the
                ------------------------
     Premises or the Project caused by moving the property of Tenant into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, at the expense of Tenant. No furniture, equipment or other bulky matter of any description shall be received into the Building or carried in the elevators except as may be approved in writing by Landlord, and the same shall be delivered only through the designated delivery entrance and freight elevator, if any, in the Building, at such times as shall be designated by Landlord. All moving of furniture, equipment, and other materials shall be subject to such rules and regulations as Landlord may promulgate from time to time; provided however, in no event shall Landlord be responsible for any damages to or charges for moving the same. Tenant shall promptly remove from the Common Area any of Tenant's furniture, equipment or other property there deposited.

          14.2  Installing and Operating Tenant's Equipment.  Without first
                -------------------------------------------
     obtaining the written consent of Landlord, Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than standard office equipment that does not require wiring, cooling or other service in excess of Building standards, (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Project, or (iii) any equipment which exceeds the load capacity per square foot for the Building. Landlord's consent to such installation or operation may be conditioned upon the payment by Tenant of additional compensation for any excess consumption of utilities and any additional power, wiring, cooling or other service (as determined in the sole discretion of Landlord) that may result from such equipment. Machines and equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord or any other Project tenant shall be installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

                                      ARTICLE XV
                                    RIGHT OF ENTRY

          Tenant shall permit Landlord or its Agents, at any time and without notice, to enter the Premises, without charge therefor to Landlord and without diminution of Rent: (i) to examine, inspect and protect the Premises and the Project; (ii) to make such alterations and repairs which in the reasonable judgment of Landlord may be deemed necessary or desirable; (iii) to exhibit the same to prospective purchaser(s) of the Building or the Project or to present or future Mortgagees; or (iv) to exhibit the same to prospective tenants during the last eighteen (18) months of the Term.

                                     ARTICLE XVI
                                      INSURANCE

          16.1  Certain Insurance Risks.  Tenant will not do or permit to be
                -----------------------
     done any act or thing upon the Premises or the Project which would: (i) jeopardize or be in conflict with fire insurance policies covering the Project, and fixtures and property in the Project; or (ii) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general office use of the Project; or (iii) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being conducted upon the Premises.

          16.2  Landlord's Insurance.  At all times during the Term, Landlord
                --------------------
     will carry and maintain:

               (a) fire and extended coverage insurance covering the Building, its equipment and common area furnishings, and leasehold improvements in the Premises to the extent of any initial build out of the Premises by the Landlord;

               (b)  bodily injury and property damage insurance; and

               (c) such other insurance as Landlord reasonably determines from time to time.

     The insurance coverages and amounts in this SECTION 16.2 will be determined
                                                 ------------
     by Landlord in an exercise of its reasonable discretion.

          16.3  Tenant's Insurance.  At all times during the Term, Tenant will
                ------------------
     carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to Landlord:

               (a) Bodily injury and property damage liability insurance, with a combined single occurrence limit of not less than $1,000,000. All such insurance will be on an occurrence commercial general liability form including without limitation, personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in ARTICLE XVIII of this Lease. Such insurance shall include waiver
              -------------
     of subrogation rights in favor of Landlord and Landlord's management company.

               (b) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock and any other personal property owned and used in Tenant's business and found in, on or about the Project, and any leasehold improvements to the Premises in excess of any initial buildout of the Premises by the Landlord, in an amount not less than the full replacement cost. Property forms will provide coverage on an open perils basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed, however, if this Lease ceases under the provisions of ARTICLE
                                                                         -------
     XX, Tenant will be entitled to any proceeds resulting from damage to
     --
     Tenant's furniture and fixtures, machinery and equipment, stock and any other personal property;

               (c) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the state in which the Premises are located, including employer's liability insurance in the limit of $1,000,000 aggregate. Such insurance shall include waiver of subrogation rights in favor of Landlord and Landlord's management company.

               (d) If Tenant operates owned, hired, or nonowned vehicles on the Project, comprehensive automobile liability will be carried at a limit of liability not less than $1,000,000 combined bodily injury and property damage;

               (e) Umbrella liability insurance in excess of the underlying coverage listed in paragraphs (a), (c) and (d) above, with limits of not less than $2,000,000 per occurrence/$2,000,000 aggregate, and

               (f)  All insurance required under this ARTICLE XVI shall be
                                                      -----------
     issued by such good and reputable insurance companies qualified to do and doing business in the state in which the Premises are located and having a rating not less than A:VIII as rated in the most current copy of Best's Insurance Report in the form customary to this locality.

          16.4  Forms of the Policies.  Certificates of insurance together with
                ---------------------
     copies of the policies and any endorsements naming Landlord, Landlord's management company, and any others specified by Landlord as additional insureds will be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least sixty (60) days prior to the expiration of the term or reduction in coverage of each such policy. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry. Commercial general liability insurance required to be maintained by Tenant by this ARTICLE XVI
                                                                     -----------
     will not be subject to a deductible. In the event Tenant fails to purchase and maintain any of the insurance required hereunder, Landlord reserves the right, but not the obligation, to purchase such insurance on behalf of Tenant, and at Tenant's expense, with any expenses incurred by Landlord in connection therewith being reimbursed to Landlord by Tenant within thirty
     (30) days of written demand thereof.

          16.5  Waiver of Subrogation.  Tenant waives any and all rights to
                ---------------------
     recover against Landlord and Landlord's management company or against the Agents of Landlord, for any loss or damage to Tenant arising from any cause covered by any property insurance required to be carried by Tenant pursuant to this ARTICLE XVI or any other property insurance actually carried by
             -----------
     Tenant to the extent of the limits of such policy. Tenant, from time to time, will cause its respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Project or the Premises or the contents of the Project or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under or through Tenant, to execute and deliver to Landlord and Landlord's management company such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

          16.6  Adequacy of Coverage.  Landlord and its Agents make no
                --------------------
     representation that the limits of liability specified to be carried by Tenant pursuant to this ARTICLE XVI are adequate to protect Tenant. If
                             -----------
     Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense. Furthermore, in no way does the insurance required herein limit the liability of Tenant assumed elsewhere in the Lease.

                                     ARTICLE XVII
                           LANDLORD SERVICES AND UTILITIES

          17.1  Ordinary Services to the Premises.  Landlord shall furnish to
                ---------------------------------
     the Premises throughout the Term: (i) heating, ventilation, and air conditioning ("HVAC") appropriate for the Permitted Use during Normal Business Hours (as defined in the Rules and Regulations), except for legal holidays observed by the federal government; (ii) reasonable janitorial service, including trash removal from the Premises; (iii) reasonable use of all existing basic intra-Building and/or Project telephone and network cabling; (iv) hot and cold water from points of supply; (v) restrooms; (vi) elevator service, provided that Landlord shall have the right to remove such elevators from service as may be required for moving freight or for servicing or maintaining the elevators or the Building; and (vii) proper facilities to furnish sufficient electrical power for Building standard lighting, typewriters, dictating equipment, calculating machines, personal computers and other machines of similar low electrical consumption, but not including electricity and air conditioning units required for equipment of Tenant that is in excess of Building standard. The cost of all services provided by Landlord hereunder shall be included within Operating Expenses, unless charged directly (and not as a part of Operating Expenses) to Tenant or another tenant of the Project. Landlord may establish reasonable measures to conserve energy and water.

          17.2  Additional Services.  Should Tenant desire any additional
                -------------------
     services beyond those described in SECTION 17.1 hereof or a rendition of
                                        ------------
     any of such services outside the normal times for providing such service, Landlord may (at Landlord's option), upon reasonable advance notice from Tenant to Landlord, furnish such services, and Tenant agrees to pay Landlord upon demand Landlord's additional expenses resulting therefrom. Should Landlord consent to a Tenant request for additional telecommunications services to the Project or the Building, Tenant shall pay as Additional Rent the actual installation, repair and maintenance charges for such use, including the cost of installing any necessary additional riser capacity, plus ten percent (10%) of such expense for Landlord's overhead. Landlord may, from time to time during the Term, set a per hour charge for after-hours service which shall include the cost of the utility, service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such after-hours service.

          17.3  Interruption of Services.  Landlord will not be liable to Tenant
                ------------------------
     or any other person, for direct or consequential damage, or otherwise, and Tenant shall not be entitled to any abatement or reduction of rent, for any failure to supply any heat, air conditioning, elevator, cleaning, lighting or security or for any surges or interruptions of electricity, telecommunications or other service Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord reserves the right temporarily to discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvement, strikes, lockouts, riots, acts of God, governmental preemption in connection with a national or local emergency, any rule, order or regulation of any governmental agency, conditions of supply and demand which make any product unavailable, Landlord's compliance with any mandatory or voluntary governmental energy conservation or environmental protection program, or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages, and Tenant shall not be entitled to any abatement or reduction of rent, resulting from the admission to or exclusion from the Building or Project of any person. In the event of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's reasonable opinion, Landlord will have the right to prevent access to the Building or Project during the continuance of the same by such means as Landlord, in its reasonable discretion, may deem appropriate, including, without limitation, locking doors and closing Parking Facilities and the Common Area. Landlord will not be liable for damages to persons or property or for injury to, or interruption of, business for any discontinuance permitted under this
     ARTICLE XVII, nor will such discontinuance in any way be construed as an
     ------------
     eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease. Notwithstanding the foregoing, (i) if any interruption of utilities or services shall continue for three (3) business days after oral or written notice from Tenant to Landlord; (ii) such interruption of utilities or services shall render any portion of the Premises unusable for the normal conduct of Tenant's business and Tenant, in fact, ceases to use and occupy such portion of the Premises for the normal conduct of its business; and (iii) such interruption of utilities or services is due to the negligence of Landlord; then all Rent payable hereunder with respect to such portion of the Premises rendered unusable for the normal conduct of Tenant's business in which Tenant, in fact, ceases to use and occupy, shall be abated after the expiration of such three (3) business day period, in the event such utilities or services are not restored, and continue until such time that the utilities or services are restored.

          17.4  Meters.  Landlord reserves the right to separately meter or

                ------
     monitor the utility services provided to the Premises and bill the charges directly to Tenant or to separately meter any other tenant and bill the charges directly to such tenant and to make appropriate adjustments to the Operating Expenses based on the meter charges.

          17.5  Utility Charges.  All telephone, electricity, gas, heat and
                ---------------
     other utility service used by Tenant in the Premises shall be paid for by Tenant except to the extent the cost of same is included within Operating Expenses.

          17.6  After-Hours HVAC Service to the Premises.  Notwithstanding the
                ----------------------------------------
     provisions of SECTION 17.2 above, if Tenant requires or requests that the
                   ------------
     HVAC service furnished by Landlord to the Premises be provided to all or any portion of the Premises during periods in addition to Normal Business Hours, then Landlord shall furnish such service to Tenant provided that Tenant shall notify Landlord twelve (12) hours in advance of such extra service usage. Landlord's initial charge for after hours HVAC service shall be $39.00 per hour, subject to increases based upon increased utility costs and increased industry standard maintenance costs. Landlord shall bill all charges in connection with such after hours HVAC usage directly to Tenant on a monthly basis. Tenant shall reimburse Landlord in full within fifteen
     (15) days of receipt of the bill. Tenant's obligations with respect to such after hours HVAC shall be in addition to and not in lieu of its obligation to pay its Proportionate Share of the HVAC costs for the Building in accordance with ARTICLE VI hereof.
                     ----------

          17.7  Supplemental HVAC.  Notwithstanding the provisions of SECTION
                -----------------                                     -------
     17.2 above, supplemental heating, ventilation and air conditioning shall be
     ----
     supplied to portions of the Premises throughout the Term during and after Normal Business Hours in the form of a water source system located within the Premises for the purpose of cooling Tenant's computer equipment (collectively the "Supplemental HVAC"). Landlord shall, at Landlord's cost, separately meter the Supplemental HVAC equipment. Landlord's initial charge for Supplemental HVAC usage shall be $.45 per hour per ton capacity of the Supplemental HVAC equipment, plus actual electrical utility charges in connection with the operation of the fan coil and Liebert unit located within the Premises, subject to increases based upon increased utility costs and increased industry standard maintenance costs. Landlord shall bill all charges in connection with such Supplemental HVAC usage directly to Tenant on a monthly basis. Tenant shall reimburse Landlord in full within fifteen (15) days of receipt of the bill. Tenant shall maintain and repair the fan coil and Liebert unit located within the Premises in good order and condition. Tenant's obligations with respect to such Supplemental HVAC shall be in addition to and not in lieu of its obligation to pay its Proportionate Share of the HVAC costs for the Building in accordance with
     ARTICLE VI herein.
     ----------

                                    ARTICLE XVIII
                                LIABILITY OF LANDLORD

          18.1  Indemnification.  Tenant will neither hold nor attempt to hold
                ---------------
     Landlord or its respective Agents liable for, and Tenant will indemnify and hold harmless Landlord, and its respective Agents, from and against, any and all demands, claims, causes of action, fines, penalties, damages, liabilities, judgments, and expenses (including, without limitation, attorneys' fees) incurred in connection with or arising from:

               (a) The use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant or the Agents of Tenant or any such person;

               (b) Any activity, work or thing done, permitted or suffered by Tenant, any person claiming under Tenant or the Agents of Tenant or any such person in or about the Premises or the Project;

               (c) Any acts, omissions or negligence of Tenant or any person claiming under Tenant, or the Agents of Tenant or any such person;

               (d) Any breach, violation or nonperformance by Tenant or any person claiming under Tenant or the Agents of Tenant or any such person of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind; and

               (e) Any injury or damage to the person property or business of Tenant, or any person claiming under Tenant or the Agents of Tenant or any such person or any other person entering upon the Premises or the Project under the express or implied invitation of Tenant.

     except as to each of the indemnifications set forth above for any injury or damage to persons or property on the Premises to the extent caused by the negligence or willful misconduct of Landlord.

               If any action or proceeding is brought against Landlord, or its respective Agents by reason of any such claim for which Tenant has indemnified Landlord, or its respective Agents, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord, as appropriate.

          18.2  Waiver and Release.  Tenant, as a material part of the
                ------------------
     consideration to Landlord for this Lease, by this SECTION 18.2 waives and releases all claims against Landlord, and its Agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. Except for any damage or injury to person or property on the Premises to the extent caused by the negligence or willful misconduct of Landlord, Tenant covenants and agrees that Landlord and its Agents will not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant's business occasioned by any acts or omissions of any other tenant, occupant or visitor of the Project, or from any cause, either ordinary or extraordinary, beyond the control of Landlord.

                                     ARTICLE XIX
                                RULES AND REGULATIONS

          Tenant and its Agents shall at all times abide by and observe the Rules and Regulations set forth in EXHIBIT C and any amendments thereto
                                        ---------
     that may be promulgated from time to time by Landlord for the operation and maintenance of the Project and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Project. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Project lease. If there is any inconsistency between this Lease (other than Exhibit C) and
                                                                  ---------
     the then current Rules and Regulations, this Lease shall govern. Landlord reserves the right to amend and modify the Rules and Regulations as is reasonably necessary.

                                      ARTICLE XX
                                 DAMAGE; CONDEMNATION

          20.1  Damage to the Premises.  If the Premises or the Building shall
                ----------------------
     be damaged by fire or other insured cause other than the willful misconduct of Tenant or its Agents, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved) repair such damage at the expense of Landlord; provided, however, that Landlord's obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee). Notwithstanding the foregoing, if the Premises or the Building are damaged by fire or other insured cause to such an extent that, in Landlord's sole judgment, the damage cannot be substantially repaired within two hundred seventy (270) days after the date of such damage, or if the Premises are substantially damaged during the last Lease Year, then: (i) Landlord may terminate this Lease as of the date of such damage by written notice to Tenant; or (ii) provided such damage or casualty is not the consequence of the fault or negligence of Tenant or its Agents, Tenant may terminate this Lease as of the date of such damage by written notice to Landlord within ten (10) days after (a) Landlord's delivery of a notice that the repairs cannot be made within such 270-day period (Landlord shall use reasonable efforts to deliver to Tenant such notice within sixty (60) days of the date of such damage or casualty); or (b) the date of damage, in the event the damage occurs during the last year of the Lease. Rent shall be apportioned and paid to the date of such termination.

          During the period that Tenant is deprived of the use of the damaged portion of the Premises, and provided such damage is not the consequence of the fault or negligence of Tenant or its Agents, Basic Rent and Tenant's Proportionate Share shall be reduced by the ratio that the Rentable Square Footage of the Premises damaged bears to the total Rentable Square Footage of the Premises before such damage. All injury or damage to the Premises or the Project resulting from the willful misconduct of Tenant or its Agents shall be repaired by Tenant, at Tenant's expense, and Rent shall not abate. If Tenant shall fail to do so or if Landlord shall so elect, Landlord shall have the right to make such repairs, and any expense so incurred by Landlord, together with interest thereon at the Interest Rate from the demand date, shall be paid by Tenant upon demand. Notwithstanding anything herein to the contrary, Landlord shall not be required to rebuild, replace, or repair any of the following: (i) specialized Tenant improvements as reasonably determined by Landlord; (ii) Alterations; or (iii) any other personal property of Tenant.

          Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932 (2) and 1933 (4) and agrees that in the event of any casualty, the terms of this Lease shall govern.

          20.2  Condemnation.  If twenty percent (20%) or more of the Building
                ------------
     or fifty percent (50%) or more of the Land shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi-governmental authority. If less than twenty percent (20%) of the Building or fifty percent (50%) of the Land is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking). Basic Rent and Tenant's Proportionate Share shall be reduced by the ratio that the Rentable Square Footage of the portion of the Premises so taken bears to the Rentable Square Footage of the Premises before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's property (other than its leasehold interest in the Premises) which does not, under the terms of this Lease, become the property of Landlord at the termination hereof, as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises. This
     SECTION 20.2 shall be Tenant's sole and exclusive remedy in the event of a
     -------
     taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130.

                                     ARTICLE XXI
                                  DEFAULT OF TENANT

          21.1  Events of Default.  Each of the following shall constitute an
                -----------------
     Event of Default: (i) Tenant fails to pay Rent within five (5) days after notice from Landlord; provided that no such notice shall be required if at least two such notices shall have been given during the previous twelve
     (12) months; (ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant within ten
     (10) days after notice from Landlord; provided, however, that if Landlord reasonably determines that such failure cannot be cured within said 10-day period, then Landlord may in its reasonable discretion extend the period to cure the default for up to an additional twenty (20) days provided Tenant has commenced to cure the default within the 10-day period and diligently pursues such cure to completion; (iii) Tenant abandons or vacates the Premises or fails to take occupancy of the Premises within ten (10) days of the Commencement Date; (iv) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises for all or substantially all of Tenant's or Guarantor's assets is appointed; (v) Tenant or Guarantor files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant or Guarantor and is not discharged by Tenant or Guarantor within sixty (60) days or; (vi) Tenant fails to immediately remedy or discontinue any hazardous conditions which Tenant has created or permitted in violation of law or of this Lease. Any such notices required under this
     SECTION 21.1 shall be in lieu of, and not in addition to, any notice
     ------------
     required under Section 1161 of the California Code of Civil Procedure.

          21.2  Landlord's Remedies.  Upon the occurrence of an Event of
                -------------------
     Default, Landlord, at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity elect one or more of the following remedies:

               (a) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord, and Landlord shall have all the rights and remedies of a landlord provided by California Civil Code Section 1951.2, or any successor statute, and in addition to any other rights and remedies Landlord may have, Landlord shall be entitled to recover from Tenant:

               (i) the worth at the time of award of the unpaid Rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
               (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or-which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the costs and expenses (including attorneys' fees, whether in-house or outside counsel) of recovering possession of the property, expenses of reletting, including necessary repair, renovation and alteration of the Premises and brokerage commissions, and any other reasonable costs and expenses.

          As used in SECTION 21.2(A)(I) AND (II) above, the "worth at the time

                     ---------------------------
     of award" is computed by allowing interest at the prime rate per annum announced by Wells Fargo Bank, N.A., San Francisco, California as its prime rate. As used in SECTION 21.2(A)(III) ABOVE, the "worth at the time of
                      --------------------------
     award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               (b) Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to except to the extent otherwise required by law, relet the Premises, or any part thereof, for the account of Tenant, for such rent and term and upon such other conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to redecorate, repair, alter and improve the Premises to the extent necessary in Landlord's discretion. Until Landlord relets the Premises, Tenant shall remain obligated to pay Rent to Landlord as provided in this Lease. If and when the Premises are relet and if a sufficient sum is not realized from such reletting after payment of all of Landlord's expenses of reletting (including, without limitation, rental concessions to new tenants, repairs, Alterations, legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month, Tenant shall pay Landlord any such deficiency upon demand. Tenant agrees that Landlord may file suit to recover any sums due Landlord under this Section from time to time and that such suit or recovery of any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord;

               (c) In accordance with California Civil Code Section 1951.4 (or any successor statute), Tenant acknowledges that in the event Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Rent as it becomes due under this Lease. Acts of maintenance or preservation efforts to relet the Premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

          21.3  Rights Upon Possession.  If Landlord takes possession pursuant
                ----------------------
     to this ARTICLE XXI, with or without terminating this Lease, Landlord may,
             -----------
     at its option, remove Tenant's Alterations, signs, personal property, equipment and other evidences of tenancy, and store them at Tenant's risk and expense or dispose of them as Landlord may see fit, and take and hold possession of the Premises; provided, however, that if Landlord elects to take possession only without terminating this Lease, such entry and possession shall not terminate this Lease or release Tenant or any Guarantor, in whole or in part, from the obligation to pay the Rent reserved hereunder for the full Term or from any other obligation under this Lease or any guaranty thereof.

          21.4  No Waiver.  If Landlord shall institute proceedings against
                ---------
     Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

          21.5  Right of Landlord to Cure Tenant's Default.  If an Event of
                ------------------------------------------
     Default shall occur, then Landlord may (but shall not be obligated to) make such payment or do such act to cure the Event of Default, and charge the amount of the expense thereof to Tenant. Such payment shall be due and payable upon demand; however, the making of such payment or the taking of such action by Landlord shall not be deemed to cure the Event of Default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any such payment made by Landlord on Tenant's behalf shall bear interest until paid at the Interest Rate.

          21.6  Late Payment.  If Tenant fails to pay any Rent within ten (10)
                ------------
     days after such Rent becomes due and payable, Tenant shall pay to Landlord a late charge of ten percent (10%) of the amount of such overdue Rent. In addition, any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate. Such late charge and interest shall be due and payable within two (2) days after written demand from Landlord.

          21.7  Waiver of Redemption.  Tenant hereby waives, for itself and all
                --------------------
     persons claiming by and under Tenant, all rights and privileges which it might have under any present or future law to redeem the Premises or to continue this Lease after being dispossessed or ejected from the Premises.

                                     ARTICLE XXII
                                      MORTGAGES

          22.1  Subordination.  The form of Agreement of Subordination,
                -------------
     Non-Disturbance and Attornment to be executed by Tenant and Landlord's current Mortgagee simultaneously with the execution of this Lease is attached hereto as Exhibit F. and incorporated by reference herein. This Lease is subject and subordinate to any Mortgage(s) which may now or hereafter affect such leases or the Land and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that, with respect to any future Mortgage, a subordination and non-disturbance agreement shall be entered into between Tenant and any Mortgagee in a form reasonably acceptable to Tenant and such Mortgagee.

          22.2  Mortgagee Protection.  Tenant agrees to give any Mortgagee by

                --------------------
     certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Mortgagee shall have an additional thirty
     (30) days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time, then such Mortgagee shall have such additional time as may be necessary to cure such default so long as Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, the commencement of foreclosure proceedings, if necessary), in which event this Lease shall not be terminated or Rent abated while such remedies are being so diligently pursued. In the event of the sale of the Land, the Building or the Project by foreclosure or deed in lieu thereof, the Mortgagee or purchaser at such sale shall be responsible for the return of the Security Deposit only to the extent that such Mortgagee or purchaser actually received the Security Deposit.

                                    ARTICLE XXIII
                               SURRENDER; HOLDING OVER

          23.1  Surrender of the Premises.  Tenant shall peaceably surrender the
                -------------------------
     Premises to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the Premises caused by the removal of any of Tenant's personal property or trade fixtures from the Premises, except for reasonable wear and tear and loss by fire or other casualty not caused by Tenant or its Agents. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions and improvements left on or in the Premises or the Project after the Expiration Date or earlier termination of this Lease will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account for them; and Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including, but not limited to, the costs of repairing any damage to the Premises or the Project caused by the removal of such property. Tenant's obligation to observe and perform n this covenant will survive the expiration or other termination of this Lease.

          23.2  Holding Over.  In the event that Tenant shall not immediately
                ------------
     surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a tenant-at-will pursuant to the terms and provisions of this Lease, except (i) the daily Basic Rent during the first thirty (30) days of such holding over shall be one hundred fifty percent (150%) of the daily Basic Rent in effect on the Expiration Date or earlier termination of this Lease (computed on the basis of a thirty (30) day month); and (ii) thereafter, the daily Basic Rent shall be twice the daily Basic Rent in effect on the Expiration Date or earlier termination of this Lease (computed on the basis of a thirty (30) day month). Notwithstanding the foregoing, if Tenant shall hold over after the Expiration Date or earlier termination of this Lease, and Landlord shall desire to regain possession of the Premises, then Landlord may forthwith re-enter and take possession of the Premises without process, or by any legal process provided under applicable state law. Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession.

                                     ARTICLE XXIV
                                   QUIET ENJOYMENT

          Landlord covenants that if Tenant shall pay Rent and perform all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall during the Term peaceably and quietly occupy and enjoy possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease, the Restrictions and any Mortgage to which this Lease is subordinate.

                                     ARTICLE XXV
                                    MISCELLANEOUS

          25.1  No Representations by Landlord.  Tenant acknowledges that
                ------------------------------
     neither Landlord nor its Agents nor any broker has made any representation or promise with respect to the Premises, the Project, the Land or the Common Area, except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth.

          25.2  No Partnership.  Nothing contained in this Lease shall be deemed
                --------------
     or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

          25.3  Brokers.  Landlord recognizes Broker(s) as the sole broker(s)
                -------
     procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has dealt with no broker, agent finder or other person other than Broker(s) relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any and all loss, costs, damages or expenses (including, without limitation, all attorneys fees and disbursements) by reason of any claim of liability to or from any broker or person arising from or out of any breach of the indemnitor's representation and warranty.

          25.4  Estoppel Certificate.  Tenant shall, without charge, at any time
                --------------------
     and from time to time, within ten (10) days after request therefor by Landlord, Mortgagee, any purchaser of all or any portion of the Project or any other interested person, execute, acknowledge and deliver to such requesting party a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and setting forth such modifications);
     (ii) that the Term has commenced (and setting forth the Commencement Date and Expiration Date); (iii) that Tenant is presently occupying the Premises; (iv) the amounts of Basic Rent and Additional Rent currently due and payable by Tenant; (v) that any Alterations required by the Lease to have been made by Landlord have been made to the satisfaction of Tenant;
     (vi) that there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder, including, without limitation, Basic Rent or Additional Rent (or, if alleged, specifying the same in detail); (vii) that no Basic Rent (except the first installment thereof) has been paid more than thirty (30) days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that Tenant is not in default; (x) that the address to which notices to Tenant should be sent is as set forth in the Lease (or, if not, specifying the correct address); and
     (xi) any other certifications requested by Landlord.

          25.5  Waiver of Jury Trial.  LANDLORD AND TENANT EACH WAIVE TRIAL BY
                --------------------
     JURY IN CONNECTION WITH PROCEEDINGS OR COUNTERCLAIMS BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER OR TENANT'S USE OR OCCUPANCY OF THE PREMISES.

          25.6  Notices.  All notices or other communications hereunder shall be
                -------
     in writing and shall be deemed duly given if addressed and delivered to the respective parties' addresses, as set forth in Article I: (i) in person;
     (ii) by Federal Express or similar overnight carrier service; or (iii) mailed by certified or registered mail, return receipt requested, postage prepaid. Such notices shall be deemed received upon the earlier of receipt or, if mailed by certified or registered mail, three (3) days after such mailing. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

          25.7  Invalidity of Particular Provisions.  If any provisions of this
                -----------------------------------
     Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent perMitted by law.

          25.8  Gender and Number.  All terms and words used in this Lease,
                -----------------
     regardless of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

          25.9  Benefit and Burden.  Subject to the provisions of ARTICLE X and
                ------------------                                ---------
     except as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns. Landlord may freely and fully assign its interest hereunder.

          25.10  Entire Agreement.  This Lease (which includes the Exhibits
                 ----------------
     attached hereto) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant.

          25.11  Authority.
                 ---------

               (a) If Tenant signs as a corporation, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing corporation, in good standing, qualified to do business in the district in which the Project is located, that the corporation has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the corporation. Tenant further agrees that it shall provide Landlord with a secretary's certificate from the secretary of said corporation certifying as to the above in the form of EXHIBIT D attached hereto and made a part hereof.
                          ---------

               (b) If Tenant signs as a partnership, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed, validly existing partnership qualified to do business in the applicable state, that the partnership has full power and authority to enter into this Lease, and that he or she is authorized to execute this Lease on behalf of the partnership. Tenant further agrees that it shall provide Landlord with a partnership authorization certifying as to the above in a form acceptable to Landlord.

          25.12  Attorneys' Fees.  If, as a result of any default of Tenant in
                 ---------------
     its performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord.

          25.13  Interpretation.  This Lease is governed by the laws of the
                 --------------
     state in which the Project is located. Furthermore, this Lease shall not be construed against either party more or less favorably by reason of authorship or origin of language.

          25.14  Landlord's Consent.  Wherever and whenever in this Lease
                 ------------------
     Landlord's consent or agreement is required, unless otherwise provided, Landlord may withhold its consent for any reason whatsoever.

          25.15  No Personal Liability; Sale.  Neither Landlord nor its Agents,
                 ---------------------------
     whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease. If Landlord defaults in the performance of any of its obligations hereunder or otherwise, Tenant shall look solely to Landlord's equity, interest and rights in the Building for satisfaction of Tenant's remedies on account thereof. Landlord or any successor owner shall have the right to transfer and assign to a third party, in whole or part, all of its rights and obligations hereunder and in the Building and Land, and in such event, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner. Tenant agrees to attorn to such new owner. In the event of such transfer or assignment, Landlord shall transfer to such transferee or assignee the balance of the Security Deposit, if any, remaining after lawful deductions and, in accordance with California Civil Code Section 1950.7, after notice to Tenant, and Landlord shall thereupon be relieved of all liability with respect to the Security Deposit. Any successor to Landlord's interest shall not be bound by: (i) any payment of Basic Rent or Additional Rent for more than one (1) month in advance, except for the payment of the first installment of first year Basic Rent; or (ii) as to any Mortgagee or any purchaser at foreclosure, any amendment or modification of this Lease made without the consent of such Mortgagee.

          25.16  Time of the Essence.  Time is of the essence as to Tenant's
                 -------------------
     obligations contained in this Lease.

          25.17  Force Majeure.  Landlord and Tenant (except with respect to the
                 -------------
     payment of Rent) shall not be chargeable with, liable for, or responsible to the other for anything or in any amount for any failure to perform or delay caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, governmental authorities (permitting or inspection), governmental regulation of the sale of materials or supplies or the transportation thereof; war; invasion; insurrection; rebellion; riots; strikes or lockouts, inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of such party (collectively, "Events of Force Majeure"); and any such failure or delay due to said causes or any of them shall not be deemed to be a breach of or default in the performance of this Lease.

          25.18  Headings.  Captions and headings are for convenience of
                 --------
     reference only.

          25.19  Memorandum of Lease.  Tenant shall, at the request of Landlord,
                 -------------------
     execute and deliver a memorandum of lease in recordable form. Tenant shall not record such a memorandum or this Lease without Landlord's consent. The party requesting recordation of a memorandum of this Lease shall be obligated to pay all costs, fees and taxes, if any, associated with such recordation.

          25.20  Relocation of the Premises.  At any time after the eighteenth
                 --------------------------
     (1 8th) month of the Lease Tenn, Landlord shall have the option to relocate Tenant at no direct cost to Tenant to space comparable to the Premises elsewhere in the Building or the Project containing approximately the same amount of Rentable Area as the Premises, provided Landlord gives Tenant ninety (90) days prior written notice. Landlord shall bear all costs of relocation, including, but not limited to (i) costs of altering the new space making it comparable to the Premises; (ii) Tenant's out-of-pocket moving costs, including phone and computer system relocation costs; and
     (iii) Tenant's out-of-pocket costs of reprinting its stationery and business cards. Upon relocation, such new space shall be deemed to be the "Premises" hereunder, the building in which the new space is located, if other than the Building, shall be deemed to be the "Building" hereunder (and EXHIBIT A-1 shall be revised accordingly), the land upon which the new
          -----------
     Building is located, if other than the Land, shall be deemed to be the "Land" hereunder (and EXHIBIT A-2 shall be revised accordingly) and
                           -----------
     Tenant's Proportionate Share shall be recalculated by Landlord to equal that fraction, the numerator of which is the Rentable Square Footage of the new Premises and the denominator of which is the Rentable Square Footage of the new Building (as reasonably determined by Landlord).

          25.21  Financial Reports. Within fifteen (15) days after Landlord's
                 -----------------
     request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant, or, failing those, Tenant's internally prepared financial statements, certified by Tenant. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements which Tenant designates to Landlord as confidential except: (i) to Landlord's lenders or prospective purchasers of the Project; (ii) in litigation between Landlord and Tenant; and (iii) if required by court order.

          25.22  Landlord's Fees.  Whenever Tenant requests Landlord to take any
                 ---------------
     action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's costs incurred in reviewing the proposed action or consent, including, without limitation, attorneys', engineers' or architects' fees, within ten (10) days - after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          25.23  Attorney-in-Fact.  If Tenant fails or refuses to execute and
                 ----------------
     deliver any instrument or certificate required to be delivered by Tenant hereunder (including, without limitation, any instrument or certificate required under ARTICLE XXII or SECTION 25.4 hereof) within the time periods
                    ------------    ------------
     required herein, then Tenant hereby appoints Landlord as its attorney-in-fact with full power and authority to execute and deliver such instrument or certificate for and in the name of Tenant.

          25.24  Effectiveness.  The furnishing of the form of this Lease shall
                 -------------
     not constitute an offer and this Lease shall become effective upon and only upon its execution by and delivery to each party hereto.

          25.25  Light, Air or View Rights.  Any diminution or shutting off of
                 -------------------------
     light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building and Project shall not affect this Lease, abate any payment owed by Tenant hereunder or otherwise impose any liability on Landlord.

          25.26     Special Damages. Under no circumstances whatsoever shall
                    ---------------
     Landlord ever be liable hereunder for consequential damages or special damages.

          25.27  Remedies Cumulative.  The remedies of Landlord hereunder shall
                 -------------------
     be deemed cumulative and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

          25.28  Independent Covenant.  The obligation of Tenant to pay all Rent
                 --------------------
     and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of a prejudgment lien against or withhold, or deduct from, or offset against any rent and other sums provided hereunder to be paid Landlord by Tenant.

          25.29  (Intentionally Deleted)
                 ----------------------

                                     ARTICLE XXVI
                                   OPTION TO RENEW

          26.1  Grant of Option and General Terms. Provided that (i) no material
                ---------------------------------
     adverse change in Tenant's financial condition has occurred; and (ii) no Event of Default shall exist under this Lease or would exist but for the pendency of any cure periods provided for in SECTION 21.1 herein, either on
                                                  ------------
     the date Tenant exercises its Renewal Option (as hereinafter defined) or as of the effective date of the Renewal Term (as hereinafter defined), Tenant shall have the option to extend the Term of this Lease for one (1) additional period (the "Renewal Option") of three (3) years (the "Renewal Term"). The Renewal Option shall be subject to all of the terms and conditions contained in the Lease except that (1) the renewal rent (as hereinafter defined) shall be at the then prevailing Market Rate (as hereinafter defined); and (ii) there shall be no further option to extend the term of the Lease beyond the Renewal Term.

          26.2  Market Rate. As used herein "Market Rate" shall mean the then
                -----------
     prevailing market rate for full service base rent (and with any charges for parking only to the extent parking charges are then levied in market leases, which parking charges shall be included within the determination of Market Rate herein) for tenants of comparable quality for renewal leases (excluding renewal subleases) in buildings of comparable size, use, and location in the El Segundo/Manhattan Beach Area, taking into consideration the extent of the availability of space as large as the Premises in the marketplace and all other economic terms then customarily prevailing in such renewal leases in said marketplace.

          26.3  Determination of Market Rate. Tenant shall send Landlord a

                ----------------------------
     preliminary expression of Tenant's willingness to renew this Lease no earlier than two hundred seventy (270) days or later than one hundred eighty (180) days prior to the expiration of the initial Term of this Lease (the "Renewal Notice"). In the event Tenant timely provides Landlord with Tenant's Renewal Notice, Landlord shall notify Tenant in writing ("Landlord's Response") on or before one hundred fifty (150) days prior to the expiration of the initial Term of this Lease of the Market Rate to be payable by Tenant during the Renewal Term. Upon receipt of Landlord's Response, Tenant shall thereafter have the right, exercisable by written notice to Landlord on or before one hundred twenty (120) days prior to the expiration of the initial Term, to reject Landlord's Response, in which event this ARTICLE XXVI shall be null and void in all respects and Tenant shall vacate and surrender the Premises to Landlord in accordance with this Lease upon expiration of the initial Term. In the event Tenant fails to reject Landlord's Response on or before one hundred twenty (120) days prior to the expiration of the initial Term, then it shall be conclusively deemed that Tenant shall have irrevocably exercised its Renewal Option under this
     ARTICLE XXVI. In the event any date referenced in this ARTICLE XXVI falls on a day other than a business day, such date shall be deemed to be the next following business day.

          26.4  Termination of Right. This Renewal Option is personal with
                --------------------
     respect to Tenant.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the Date of Lease.

                                        LANDLORD:
                                        --------

     ATTEST/WITNESS:                    USAA INCOME PROPERTIES III LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

     /s/ C.M. Brittain                  By:  USAA PROPERTIES III, INC.
     -------------------------               a Texas corporation, Its General
     Name                                    Partner

     /s/ C.M. Brittain                  By:  /s/ Stephen S. King
     -----------------                       ----------------------------
     Name                               Name:     Stephen S. King
                                        Title:    Assistant Vice President

                                        Date Executed by Landlord:    8/30/96
                                                                  -----------


                                        TENANT:
                                        ------

     ATTEST/WITNESS:                    COMPUMED, INC. a Delaware corporation


                                        By:  /s/ James Linesch
     -----------------                       ------------------
     Name                               Name:  James Linesch
                                        Title:  Secretary, Vice President

     -----------------
     Name                               Date Executed by Tenant:  8/30/96
                                                                ---------

                                     EXHIBIT A-1





                                [THIS EXHIBIT DEPICTS

                         THE FLOOR PLAN OF THE FIRST FLOOR OF
                                   MANHATTAN BEACH
                                 1230 ROSECRANS AVE.
                             MANHATTAN BEACH, CALIFORNIA]

                                     EXHIBIT A-2


                             (Legal Description of Land)




                                    PARKVIEW PLAZA


          Parcel 1 as shown on Parcel Map No. 12010, in the City of Manhattan Beach, as per map filed in Book 116, Pages 75 and 76 of Parcel Maps, in the Office of the County Recorder of said county.

                                     EXHIBIT B-1


                               (Intentionally Deleted)

                                     EXHIBIT B-2


                               (Intentionally Deleted)

                                      EXHIBIT C

                                RULES AND REGULATIONS


          1. No part or the whole of the sidewalks, plaza areas, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Project shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises. Tenant shall not have access to the roof of the Building, unless accompanied by a representative of Landlord.

          2. No equipment, furnishings, personal property or fixtures shall be placed on any balcony of the Building without first obtaining Landlord's written consent. No awnings or other projections shall be attached to the exterior walls of the Building. No skylight, window, door or transom of the Building shall be covered or obstructed by Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window of the Premises except as approved in writing by Landlord. If Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, Tenant shall not remove the same without first obtaining Landlord's written consent thereto.

          3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the Common Area.

          4. Tenant shall not place or permit its Agents to place any trash or other objects anywhere within the Project (other than within the Premises) without first obtaining Landlord's written consent.

          5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish bags or other substances (including, without limitation, coffee grounds) shall be thrown therein.

          6. Tenant shall not mark, paint, drill into or in any way deface any part of the Project or the Premises. No boring, cutting or stringing of wires shall be permitted.

          7. No cooking shall be done or permitted in the Building by Tenant or its Agents except that Tenant may install and use microwave ovens. Tenant shall not cause or permit any unusual or objectionable odors to emanate from the Premises.

          8. Except as otherwise permitted in SECTION 1.7 of the Lease, the
                                              -----------
     Premises shall not be used for the manufacturing or storage of merchandise.

          9. Tenant shall not make or permit any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Project or neighboring buildings or premises by the use of any musical instrument, radio, television set, other audio device, unmusical noise, whistling, singing or in any other way.

          10. Nothing shall be thrown out of any doors, windows or skylights or down any passageways.

          11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises, nor shall any changes be made in locks or the mechanism thereof without prior notice to and the approval of Landlord. Tenant shall, upon the termination of its Lease, return to Landlord all keys to the Premises and other areas furnished to, or otherwise procured by, Tenant. In the event of the loss of any such keys or card keys, as applicable, Tenant shall pay Landlord the cost of replacement keys.

          12. Tenant shall not use or occupy or permit any portion of the Premises to be used or occupied as an employment bureau or for the storage, manufacture or sale of liquor, narcotics or drugs. Tenant shall not engage or pay any employees in the Building except those actually working for Tenant in the Building, and Tenant shall not advertise for non-clerical employees giving the Building as an address. The Premises shall not be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

          13. Landlord reserves the right to control and operate the Common Area in such manner as it deems best for the benefit of the Project tenants. Landlord may exclude from all or a part of the Common Area at all hours, other than during Normal Business Hours, all unauthorized persons. "Normal Business Hours" shall be deemed to be between the hours of 7:00 A.M. and 6:00 P.M. Monday through Friday and between the hours of 8:00 A.M. and 1:00 P.M. Saturday, but excluding Building holidays. Tenant shall be responsible for all visitors, invitees, agents and employees of Tenant who enter the Building and Project on Building holidays and during other than Normal Business Hours and shall be liable to Landlord for all acts of such persons.

          14. Tenant shall have the responsibility for the security of the Premises and, before closing and leaving the Premises at any time, Tenant shall see that all entrance doors are locked and all lights and office equipment within the Premises are turned off, and Landlord shall have no responsibility relating thereto. Landlord will not be responsible for any lost or stolen personal property, equipment, money or jewelry from Tenant's area or Common Areas regardless of whether such loss occurs when the area is locked against entry or not.

          15. Requests and requirements of Tenant shall be attended to only upon application at the office of Landlord. Project employees shall not be required to perform any work outside of their regular duties unless under specific instructions from Landlord.

          16. Vending, canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate in seeking their prevention.

          17. In connection with the delivery or receipt of merchandise, freight or other matter, no hand trucks or other means of conveyance shall be permitted, except those equipped with rubber tires, rubber side guards or such other safeguards as Landlord may require.

          18. No animals of any kind shall be brought into or kept about the Building by Tenant or its Agents, except seeing eye dogs for the visually impaired.

          19. No vending machines shall be permitted to be placed or installed in any part of the Project by Tenant without the permission of Landlord. Landlord reserves the right to place or install vending machines in the Project (other than in the Premises).

          20. Tenant shall not allow in the Premises, on a regular basis, more than one person for each two hundred (200) leasable square feet of the Premises.

          21. So that the Building may be kept in a good state of cleanliness, Tenant shall permit only Landlord's employees and contractors to clean its Premises unless prior thereto Landlord otherwise consents in writing. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc. necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service.

          22. Tenant shall keep the windows and doors of the Premises (including, without limitation, those opening on corridors and all doors between any room designed to receive heating or air conditioning service and room(s) not designed to receive such service) closed while the heating or air conditioning system is operating in order to minimize the energy used by, and to conserve the effectiveness of, such systems.

          23. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move Tenant's equipment, material, furniture or other property in or out of the Building must be acceptable to Landlord. The moving company must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient in Landlord's sole opinion, to cover all personal liability, theft or damage to the Project, including, but not limited to, floor coverings, doors, walls, elevators, stairs, foliage and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-business hours unless Landlord agrees in writing otherwise. Tenant will be responsible for the provision of Building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord will have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Supplies, goods, materials, packages, furniture and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord, and Landlord will not be responsible for the loss or damage of any such property unless such loss or damage results from the negligence of Landlord or its Agents.

          24. A directory of the Building will be provided for the display of the name and location of tenants only and such reasonable number of the principal officers and employees of tenants as Landlord in its sole discretion approves, but Landlord will not in any event be obligated to furnish more than one (1) directory strip for each 2,500 square feet of Rentable Area in the Premises. Any additional name(s) which Tenant desires to place in such directory must first be approved by Landlord, and if so approved, Tenant will pay to Landlord a charge, set by Landlord, for each such additional name. All entries on the building directly display will conform to standards and style set by Landlord in its sole discretion. Space on any exterior signage will be provided in Landlord's sole discretion.

          25. Neither Landlord nor any operator of the Parking Facilities within the Project, as the same are designated and modified by Landlord, in its sole discretion, from time to time will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Facilities, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Facilities and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (i) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Facilities; (ii) Tenant uses the Parking Facilities at its own risk; and (iii) Landlord will not be liable for personal injury or death, or theft, loss of or damage to property. Tenant indemnifies and agrees to hold Landlord, any operator of the Parking Facilities and their respective Agents harmless from and against any and all claims, demands, and actions arising out of the use of the Parking Facilities by Tenant and its Agents, whether brought by any of such persons or any other person.

          26. Tenant (including Tenant's Agents) will use the Parking Space Allocation solely for the purpose of parking passenger model cars, small vans and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Facilities. The Parking Facilities may be used by Tenant or its Agents for occasional overnight parking of vehicles. Tenant will ensure that any vehicle parked in any of the Parking Space Allocation will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Space Allocation are at any time used: (i) for any purpose other than parking as provided above; (ii) in any way or manner reasonably objectionable to Landlord; or
     (iii) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

          27. Tenants right to use the Parking Facilities will be in common with other tenants of the Project and with other parties permitted by Landlord to use the Parking Facilities. Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord provided that Tenant's rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant's designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction, or allowance. Tenant will not park in any numbered space or any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

          28. If the Parking Facilities are damaged or destroyed, or if the use of the Parking Facilities is limited or prohibited by any governmental authority, or the use or operation of the Parking Facilities is limited or prevented by strikes or other labor difficulties or other causes beyond Landlord's control, Tenant's inability to use the Parking Space Allocation will not subject Landlord or any operator of the Parking Facilities to any liability to Tenant and will not relieve Tenant of any of its obligations under the Lease and the Lease will remain in full force and effect. Tenant will pay to Landlord upon demand, and Tenant indemnifies Landlord against, any and all loss or damage to the Parking Facilities, or any equipment, fixtures, or signs used in connection with the Parking Facilities and any adjoining buildings or structures caused by Tenant or any of its Agents.

          29. Tenant has no right to assign or sublicense any of its rights in the Parking Space Allocation, except as part of a permitted assignment or sublease of the Lease; however, Tenant may allocate the Parking Space Allocation among its employees.

          30. Tenant shall cooperate with Landlord in keeping its Premises neat and clean.

          31. Smoking of cigarettes, pipes, cigars or any other substance is prohibited at all times within the Premises, elevators, common area restrooms and any other interior common area of the Building or Project.

          32. These Rules and Regulations are in addition to, and shall be construed to modify and amend the terms, covenants, agreements and conditions of the Lease; provided, however, in the event of any inconsistency between the terms and provisions of the Lease and the terms and provisions of these Rules and Regulations, the terms and provisions of the Lease shall control.

          33. Tenant shall give Landlord prompt notice of any accidents to or defects in the water pipes, gas pipes. electric lights and fixtures, heating apparatus, or any other service equipment.

          34. Tenant and its Agents shall not bring into the Building or keep on the Premises any bicycle or other vehicle without the written consent of Landlord.

          35. Landlord reserves the right to amend these Rules and Regulations and to make such other and further reasonable Rules and Regulations as, in its judgment, may from time to time be needed and desirable.

          36. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant to Landlord for Landlord's supervision and/or approval before performance of any such contractual services. This shall apply to all work performed in the Building, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. None of this work will be done by Tenant without first obtaining Landlord's written approval.

                                      EXHIBIT D

                               SECRETARY'S CERTIFICATE


     The undersigned, as secretary of CompuMed, Inc. (the "Corporation") named below, certifies that at a meeting of the board of directors of the Corporation, duly called and held on the 18, day of June, 1996, which a quorum of the directors were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

     RESOLVED that the president or the vice president of the Corporation shall be authorized to execute a lease for office space on behalf of the Corporation and/or to guarantee performance of a lease for office space, described below:

     Date of Lease:           September 1, 1996

     Landlord:           USAA Income Properties III Limited Partnership

     Tenant:             CompuMed, Inc.

     Guarantor, if any (not Tenant's name):

     Suite Number:       110

     Building Address:   1230 Rosecrans Ave.
                         Manhattan Beach, CA  90266


     RESOLVED FURTHER, that the president or vice president is authorized on behalf of the Corporation to execute and deliver to the Landlord all instruments reasonably necessary for the Lease. Landlord is entitled to rely upon the above resolutions until the board of directors of the Corporation revokes or alters same in written form, certified by the secretary of the Corporation, and delivers same, certified mail, return receipt requested, to the Landlord. The Corporation is duly organized and is in good standing under the laws of the State of California. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the Corporation were as follows:

                    Name                               Title
                    ----                               -----


               Rod Raynovich                      President

               James Linesch                      Vice President & Secretary


     WITNESS MY HAND this 29 day of August, 1996.


                                             CompuMed, Inc.
                                   --------------------------------------
                                        Name of Corporation


                                        /s/ James Linesch
                                   ---------------------------------------
                                   Signature of Secretary of Corporation

                                             James Linesch
                                   ---------------------------------------
                                             Name of Secretary


          This instrument was acknowledged before me on 8/29, 1996 by James Linesch, Secretary of CompuMed, Inc., a Delaware corporation, on its behalf.


                                             Phuong Dang
                                   ---------------------------------------
                                   Notary Public for the State of California
                                   Name of Notary:
                                             Phuong Dang
                                   ---------------------------------------
                                   My Commission Expires:  Dec. 07, 1999

                                      EXHIBIT E

                             AGREEMENT OF SUBORDINATION,
                            NON-DISTURBANCE AND ATTORNMENT
                           ------------------------------


          This Agreement of Subordination, Nondisturbance and Attornment (the "Agreement") is made and entered into effective the 30 day of August, 1996, by and between LAS COLINAS MANAGEMENT COMPANY, a Delaware corporation (the "Mortgagee"), USAA INCOME PROPERTIES III LIMITED PARTNERSHIP, a Delaware limited partnership (the "Mortgagor/Landlord"), and COMPUMED, INC. ("Tenant").


                                     WITNESSETH:


          WHEREAS, Mortgagee is the beneficiary under that one certain Deed of Trust and Security Agreement and Fixture Filing with Assignment of Rents dated March 12, 1987 (the "Mortgage") executed by Mortgagor/Landlord (as Grantor) in favor of Chicago Title Insurance Company, Trustee, covering the premises as well as other rights and property more particularly therein described ("Property"), securing the payment of certain indebtedness more particularly therein described ("Indebtedness"); and

          WHEREAS, Mortgagor/Landlord and Tenant are the parties to a certain Lease Agreement, including any extension options as therein set forth, modifications or amendments (the "Lease Agreement"), dated August 30, 1996, covering certain premises more particularly therein described ("Premises"); and

          WHEREAS, the parties desire to set forth certain agreements herein with respect to the Mortgage and the Lease Agreement.

          NOW THEREFORE for and in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed as follows:

          1. Subject to the provisions of paragraph 2 below, the Lease Agreement, and any and all estate, right, or interest, conveyed, established or created thereunder are now, and shall at all times be and continue to be, subordinate and inferior in all manner and respect to the Mortgage, as well as any and all liens, rights and interests, created thereby, as well as all increases, renewals, extensions, modifications, substitutions, replacements and/or consolidations of the Mortgage or the Indebtedness.

          2. So long as Tenant is not in default (a) in the payment of rent or additional rent, or (b) in the performance of any of the terms, covenants or conditions of the Lease Agreement on Tenant's part to be performed, (1) Tenant's possession of the Premises and Tenant's rights and privileges under the Lease Agreement, shall not be diminished or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, (2) Tenant's occupancy of the Premises shall not be disturbed by Mortgagee in the exercise of its rights under the Mortgage during the term, and any renewals of the Lease Agreement, and (3) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease Agreement because of any default under the Mortgage.

          3. In the event any proceedings are brought for the foreclosure of the Mortgage or if the Property shall be sold pursuant to a trustee's sale under the Mortgage or if Mortgagee becomes the owner of the Property by acceptance of a deed or assignment in lieu of foreclosure or otherwise, Tenant shall attorn to the purchaser or Mortgagee, as the case may be, upon any such foreclosure sale or trustee's sale or acceptance by Mortgagee of a deed or assignment in lieu of foreclosure and Tenant shall recognize such purchaser or Mortgagee, as the case may be, as the Landlord under the Lease Agreement. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Mortgagee or any such purchaser, any instrument or certificate which, in the sole judgment of Mortgagor or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. Tenant hereby irrevocably appoints Mortgagee and any such purchaser, jointly and severally, the agent and attorney-in-fact of Tenant to execute and deliver for and on behalf of Tenant any such instrument or certificate. Such power of attorney shall not terminate on disability of the principal. In the event of any such attornment, Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease Agreement and the obligation of Tenant thereunder as a result of any such foreclosure proceeding or trustee's sale.

          4. If Mortgagee shall succeed to the interest of Mortgagor/Landlord under the Lease Agreement in any manner, or if any purchaser acquires the Premises upon any foreclosure of the Mortgage or any trustee's sale under the Mortgage, Mortgagee or such purchaser, as the case may be, in the event of attornment, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease Agreement that Mortgagor/Landlord had or would have had if Mortgagee or such purchaser had not succeeded to the interest of Mortgagor/Landlord. From and after any such attornment, Mortgagee or such purchaser shall be bound to Tenant under all the terms, covenants, and conditions of the Lease Agreement, and Tenant shalL from and after the succession to the interest of Mortgagor/Landlord under the Lease Agreement by Mortgagee or such purchaser, have the same remedies against Mortgagee or such purchaser for the breach of any agreement contained in the Lease Agreement that Tenant might have had under the Lease Agreement against Mortgagor/Landlord if Mortgagee or such purchaser had not succeeded to such interest; provided, however, that (a) the provisions of the Mortgage shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards; (b) Mortgagee shall not be liable for any act or omission of Mortgagor/Landlord; (c) Mortgagee shall not be subject to any offsets or defenses which Tenant might have against Mortgagor/Landlord; (d) Mortgagee shall not be bound by any rent or additional rent which Tenant might have paid for more than the current month to Mortgagor/Landlord; and
     (e) Mortgagee shall not be bound by any amendment or modification of the Lease Agreement made without its consent.

          5. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Mortgagor/Landlord under the Lease Agreement in the event of any default by Tenant in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease Agreement on Tenant's part to be performed.

          6. Tenant shall not, nor shall Mortgagor/Landlord accept without obtaining the prior written consent of Mortgagee; (a) the prepayment of any of the rents, additional rents or other sums due under the Lease Agreement for more than one (I) month in advance of the due dates thereof; (b) the voluntary surrender of the Premises or termination of the Lease Agreement without cause; or (c) assign the Lease Agreement or sublet the Premises.

          7. This Agreement and the Lease Agreement may not be amended or modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, which shall include any successor holder of the Indebtedness and any purchaser or purchasers at foreclosure of the Property, and their respective heirs, personal representatives, successors and assigns.

          8. To the extent that the Lease Agreement shall entitle the Tenant to notice of any mortgage, this Agreement shall constitute such notice with respect to the Mortgage and to any and all other mortgages which may hereafter be subject to the terms of this Agreement as provided above.

          9. Tenant certifies that no rent under the Lease Agreement has been paid more than one (1) month in advance of its due date, and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease Agreement, or otherwise, against the rents or other charges due or to become due thereunder.

          10. Tenant is satisfied with, accepts and accepts the improvements to the Premises as completed to date.

          11. Any notice hereunder shall be deemed delivered upon deposit in the United States mail, certified mail, return receipt requested, postage prepaid, addressed:

          If to the Mortgagee:          Las Colinas Management Company
                                        8000 IH-10 West, Suite 600
                                        San Antonio, Texas 78230-3884

          If to Mortgagor/Landlord:     USAA Income Properties III Limited
                                        Partnership
                                        8000 IH-10 West, Suite 600
                                        San Antonio, Texas 78230-3884

          If to Tenant:                 1230 Rosecrans Avenue, Suite 110
                                        Manhattan Beach, California 90266


          IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed this ----- day of August, 1996.

                              MORTGAGEE:

                              LAS COLINAS MANAGEMENT COMPANY,
                              a Delaware corporation, Its General Partner

                              By:       /s/ T. Patrick Duncan
                                        ----------------------
                              Name:     T. Patrick Duncan
                              Title:    SVP

                              MORTGAGOR/LANDLORD:
                              USAA INCOME PROPERTIES III LIMITED
                              PARTNERSHIP, a Delaware limited partnership,

                              By:  USAA PROPERTIES, III INC.,
                                   a Texas corporation, Its General Partner

                                   By:       /s/ Stephen S. King
                                        ------------------------------------
                                   Name:     Stephen S. King
                                   Title:    Assistant Vice President

                              TENANT:

                              COMPUMED, INC., a Delaware corporation

                              By:       /s/ James Linesch
                                        ------------------------------------
                              Name:     James Linesch
                              Title:    Vice President


     STATE OF TEXAS      }
                         )

     COUNTY OF BEXAR     )
                         )

          The above and foregoing instrument was acknowledged before me on the 30 day of August, 1996 by T. Patrick Duncan, the Senior Vice President of LAS COLINAS MANAGEMENT COMPANY, a Delaware corporation, in the capacity therein stated and as the act and deed of said corporation.


                              /s/ Irma T. Rangel
                             ------------------------------------
                              Notary Public, State of Texas


     STATE OF CALIFORNIA

     COUNTY OF ORANGE

          The above and foregoing instrument was acknowledged before me on the 4th day of October, 1996 by Stephen S. King, the AVP of USAA PROPERTIES III, INC., a Texas corporation, as the sole general partner of USAA INCOME PROPERTIES III LIMITED PARTNERSHIP, a Delaware limited partnership, in the capacity therein stated and as the act and deed of said limited partnership.


                              /s/ Karen L. Keegan
                             ------------------------------------
                              Notary Public, State of California

     STATE OF CALIFORNIA

     COUNTY OF LOS ANGELES

          The above and foregoing instrument was acknowledged before me on the 29th day of august, 1966 by James Linesch, the Secretary of COMPUMED, INC., a Delaware corporation, in the capacity therein stated and as the act and deed of said corporation.


                              /s/ Phuong Dang
                             ------------------------------------
                              Notary Public, State of California


                                   Phuong Dang
                             ------------------------------------
                              (Typed or Printed Name)

                             ------------------------------------
                              My commission expires:  December 07, 1999

                                      EXHIBIT F

                                     "Space Plan"






                       [THIS EXHIBIT DEPICTS THE SPACE PLAN OF

                              MANHATTAN TOWERS
                              1230 Rosecrans Avenue
                              Ground Floor, Suite 110
                              Manhattan Beach, CA]